                                 [ALPINE LOGO]



                                  MUTUAL FUNDS


                          REALTY INCOME & GROWTH FUND
                                       *
                          U.S. REAL ESTATE EQUITY FUND
                                       *
                     INTERNATIONAL REAL ESTATE EQUITY FUND
                                       *
                              DYNAMIC BALANCE FUND




                                 ANNUAL REPORT

                                October 31, 2002


     This material must be preceded or accompanied by a current prospectus

                               TABLE OF CONTENTS

                   Portfolio Manager's Report to Shareholders
                                     PAGE 1

                       Schedules of Portfolio Investments
                                    PAGE 13

                      Statements of Assets and Liabilities
                                    PAGE 20

                            Statements of Operations
                                    PAGE 21

                      Statements of Changes in Net Assets
                                    PAGE 22

                         Notes to Financial Statements
                                    PAGE 25

                              Financial Highlights
                                    PAGE 33

                       Report of Independent Accountants
                                    PAGE 38

                    Information about Trustees and Officers
                                    PAGE 39

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

Portfolio Manager's Report to Shareholders                   Alpine Mutual Funds
--------------------------------------------------------------------------------
Dear Shareholder,

     We believe we have produced another year of excellent total returns for Alpine's Mutual Funds. This stands in comparison with both broad stock market indices and in relation to our benchmark indices. For the twelve months ending October 31st the Alpine U.S. Real Estate Equity Fund (Class Y) produced a category leading total return of 29.47% from a universe of 152 real estate funds tracked by Lipper Analytical Services, Inc. The Alpine Realty Income & Growth Fund was the next highest ranked fund in the real estate category for this period, producing a 21.21% total return. The Alpine International Real Estate Equity Fund's performance was not far behind, with a 14.03% total return. By comparison the relevant benchmark indices, the Wilshire Real Estate Securities Index, the Morgan Stanley REIT Index and the Solomon Smith Barney BMI World, (ex. U.S.) Property Index, posted respective total returns of 5.63%, 6.69%, and 2.77% for the year ended October 31, 2002. The Alpine Dynamic Balance Fund returned -6.82% during the year compared to -6.88% for the Moody's Equity Fund Balanced Index. All of the Alpine Funds compared favorably with the S & P 500, which produced a -15.10% loss for the fiscal twelve months.(1)

PROPERTY STOCK CYCLE RETURNS

     While next year may produce the property cycle nadir for some cities, the potential for recovery will vary by both property type and the pace of regional growth. Commercial office property markets around the world are in decline, although cities such as Paris and Washington D.C. have been relatively stronger, while Madrid, Hong Kong, Singapore, and San Francisco have been hit hard, by slowing economic growth. Residential sales and, to a lesser degree, retail property have continued to perform well in several regions, such as North America, Great Britain, Southern Europe and, notably, in Thailand. Even in Japan, retail sales picked up during the summer.

     With today's high level of investor uncertainty many property stocks have outperformed both their short-term prospects and the broad equity markets, as they are perceived to be defensive. Over the long run, variations between sectors, regions, and even phases (early or late) of the cycle should average to reflect relative performance. We thought it might be useful to highlight the long-term relative performance of U.S. real estate stocks during the past several cycles. The following table is illustrative of this sector's historic returns and should be viewed in conjunction with the one, three, and five-year figures detailed in the separate fund sections of this report.

                    Long-Term Sector Performance Comparison
                   (Annualized Total Returns as of 10/31/02)

                         20      10
                        YEARS   YEARS             INDEX
                        -----   -----             -----
Equity REITS.........   12.00%  10.37%  NAREIT Equity Index
Homebuilder Stocks...   13.65%  11.67%  S & P 500 Homebuilding
                                        Index*
Large Cap Stocks.....   13.06%  9.88%   S & P 500 Index
Small Cap Stocks.....   7.94%   6.50%   Russell 2000 Index
Bonds................   9.57%   7.53%   Merrill Lynch Govt./Corp.
                                        Bond Index

---------------
* 10 Years = S & P Homebuilders Index which begins in 1989; 20 Years = Simple average of all five stocks listed for 20 yrs. (Centex, Lennar, Pulte, Ryland, and Standard Pacific)

Such comparative performance combined with their reduced correlation to the broad market supports our view that property stocks can be beneficial to many portfolios, in terms of both absolute and risk adjusted returns.

     Since March 2000, real estate stocks have out-performed the broad stock market indices around the world, notably so in the U.S., where the S & P 500 Index lost -38.78% and the NASDAQ Composite Index dropped -70.69%, while the NAREIT and S&P Homebuilder indices added 38.39% and 108.17%, respectively, over thirty-one months. This performance reflects the cyclical lag which is often a fundamental benefit of owning either property or real estate securities. Typically, late cycle strength, due in large part to long-term leases, cushions the effects of a mild or brief economic decline. However the duration of this cyclical malaise, which began in the U.S. after the stock market peak from March 13, 2000 and accelerated that summer with declining manufacturing orders, has lasted well past its nadir following the 9/11 catastrophe. It has been two years since recession began and it has not resolved itself in a typical recovery. As a result, demand for most rental space continues to stagnate, while regular lease expirations permit more tenants to shrink or move. This added vacancy also leads to

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                                       -1-

Portfolio Manager's Report to Shareholders                   Alpine Mutual Funds
--------------------------------------------------------------------------------

higher re-leasing costs. Thus an extended recession could reverse some of real estate's recent out-performance.

UNCERTAINTY ERODES CONFIDENCE

     The prospect of war with Iraq weighs heavily on both investor and business confidence. This compounds the financial black hole created by the implosion of technology, media and telecom companies (TMT) which itself has been exacerbated by the apparent fraud committed at Enron, Worldcom, and Tyco, among others. This continues to have a profound impact on investor confidence as former bastions of defensive investing, such as utilities, have become investor nightmares. So too have other industries which were deregulated in prior decades, most notably the airline industry. Beyond these problems, the failure of leadership from both the SEC and the Bush administration to restore oversight standards has further shaken investor confidence.

     Business confidence has been eroded by the lack of pricing power. This continues to be a major problem in industries where over-capacity was created through excessive capital expenditures in the past decade. Demand between businesses for products does not appear to be responding to increased sales campaigns so many companies have been focusing on cost cutting to enhance profit margins. Too often, these so-called productivity enhancements are in effect staff reductions. No specific product or "killer app" is visible for the near future, so any catalyst for increased business expansion seems distant.

     The consumer has been the principal pillar of support for the economy. The combination of low mortgage rates and low unemployment for this stage of the business cycle has car sales running near record levels and home sales set for another record year. The media has speculated that there is a housing bubble brewing, but we believe this is not the case. Indeed, signs of price stabilization, after five years of 5% annual appreciation in existing homes nationwide, show the lack of a bubble with few signs of serious declines. Unfortunately, consumer confidence has recently fallen along with faith in our system's ability to manage the excesses of business and this could slow future consumption.

     Ultimately, there is a lack of confidence among investors, consumers, and businesses which calls into question whether the government or even the Federal Reserve still has the capacity to effect change. Growing budget deficits at and below the Federal level are impacting many states and municipalities which are mandated by law to run a balanced budget. Local governments will be forced to raise taxes or services may have to be cut. Neither choice will stimulate economic growth. Thus, 2003 will be a difficult year for our government to provide meaningful fiscal stimulus, especially with new tax cuts which will have to be selectively targeted to push us forward without derailing the bond market.

     Questions of confidence have affected the equity market in many ways. There is greater uncertainty with regard to future earnings than at any point in the past sixty years, according to Merrill Lynch. The market is still unsure of appropriate valuation methodologies for this point in the business cycle, swinging back and forth between traditional value based metrics emphasizing price in relation to book value, cash flow, and earnings, or growth oriented metrics, which focus on earnings momentum. This suggests we are stuck in an extended transition phase between stagnation and recovery. Financial markets have seen significant volatility and a particularly high degree of fluctuation in risk premiums for not only equities, but also corporate bonds, reflecting this lack of a clear cyclical trend. The underlying issue is whether consumer spending can continue at current levels until corporate expenditures pick up.

THE ECONOMY IS IMPROVING -- SLOWLY

     In our view, the economy is slowly recovering with significant liquidity being created by the Federal Reserve; however, fall-out from the TMT bubble will weigh on the global economy over the next year or so. Non-performing debt has put great pressure on bank and insurance company earnings over the past year, and the prospect of continued restructuring or refinancing in the coming year will further inhibit these sectors. Current fiscal deficits and the cost of a potential war with Iraq will require more government debt issuance. Another major liability is the amount of pension under-funding in the plans of many of the largest companies in both

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                                       -2-

Portfolio Manager's Report to Shareholders                   Alpine Mutual Funds
--------------------------------------------------------------------------------

the U.S. and Europe. By several accounts, in excess of half the companies of both the S & P 500 and EUROTOP 300 Indices may need to add cash to their pension plans. The net result of these and other pressures could be a reduced GDP growth rate of perhaps 2% to 3% for the next few years. There is some risk of our economy running at an even slower rate over an extended period of time which could lead to a deflationary cycle. This is quite apparent from Federal Reserve officials' recent public emphasis on its ability to battle deflation. Not in recent memory has the Fed discussed the prospect of fighting deflation, so we think this is noteworthy. Deflation, while unlikely, is increasingly becoming a wild card in the prospects for our economic situation over the next year or two. Since its impact on both equity and property markets could be painful, we are compelled to mention it even if its probability is still low.

     It is our view that a low growth, low inflation world economy will supercede this period of tumultuous transition. In such an environment real estate could continue to outperform more growth dependant industries. The equity enhanced income-producing component of commercial property, and the need to provide shelter for our growing populations should stimulate steady investment demand for property. This cautiously optimistic outlook for both our economy and property shares influences our portfolio selections. Hopefully, within the next year, this process will have run its course, and a rational basis for awarding capital and rewarding the creation of value will be re-established. Today's current pain should lead to future opportunity as the financial self-leveling mechanism resets the playing fields of capitalism.

INVESTMENT STRATEGY

     Last year's Alpine Annual Report stated, "Alpine's evaluation of global property cycles suggest that almost all major markets are in a declining trend..." adding that "this is expected to be so until economic recovery becomes more apparent." Unfortunately, this continues to be the case. We have continued to focus on balancing investments in companies which will benefit the most from recovery with those which sustain their income late in the cycle. During the past year, Alpine's portfolios have also been actively making opportunistic investments. This activity is discussed in greater detail in each Funds' individual section. We expect to maintain this strategy until our assessment of economic conditions and the equity markets' focus changes materially. Real estate fundamentals remain sound, if a bit soft, so they should respond to economic activity in a normal pattern.

     Before closing this letter, we wish to highlight two important initiatives which were accomplished in 2002. In a major effort to lower the Funds' expenses, and enhance operations, U.S. Bancorp Fund Services, LLC was brought in to replace BISYS Fund Services. We are also pleased to announce the planned merger of Alpine Management & Research with Saxon Woods Advisors, the current sub-advisor to the Alpine Dynamic Balance Fund. This will create an organization with greater depth and breadth of resources, overseeing close to one billion dollars in assets. With greater resources, this merger will facilitate our ability to focus on these portfolios. As investors in all these Funds, we hope to be beneficiaries of both initiatives, alongside other shareholders. We look forward to reporting on our progress in providing meaningful returns from these specialized portfolios in our next letter to shareholders.

SINCERELY,

/S/ SAMUEL A. LIEBER
SAMUEL A. LIEBER
President

/S/ ROBERT W. GADSEN
ROBERT W. GADSDEN
Vice-President

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                                       -3-

Portfolio Manager's Report to Shareholders                   Alpine Mutual Funds
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DISCLOSURE FOOTNOTES

The above report and those that follow represent the opinions of Alpine Funds management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any securities.

(1)Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. Please refer to the report for complete performance, Lipper Rankings and Fund holdings information. Securities and sectors mentioned are not recommendations to buy or sell any security or within any sector.

The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. You cannot directly invest in an index.

The NAREIT Equity Total Return Index includes both price and income returns of all publicly traded equity REITs. You cannot directly invest in an index.

The EUROTOP 300 measures the performance of Europe's largest 300 companies by market capitalization. You cannot directly invest in an index.

The S&P 500 Homebuilding Index is a capitalization-weighted index. You cannot directly invest in an index.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. You cannot directly invest in an index.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot directly invest in an index.

The Merrill Lynch Govt./Corp. Bond Index is a market value-weighted index that tracks the total return performance of publicly placed, non-convertible, fixed-rate, coupon-bearing, investment grade U.S. Domestic Debt. Maturities of the securities range from one to five years. You cannot directly invest in an index.

Lipper averages are compiled by Lipper Analytical Services, Inc., an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. Lipper Analytical Services, Inc. rankings are based on fund total returns for the periods shown. Rankings do not take into account sales charges.

Funds that concentrate their investments in a specific sector, such as real estate, may experience more volatility and be exposed to greater risk than more diversified mutual funds. Alpine advocates the use of sector funds as part of an integrated investment strategy. International investment involves increased risk and volatility.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, Distributor. 12/02

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                                       -4-

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------
[Value of a $10,000 Investment Graph]

                                                               ALPINE U.S. REAL ESTATE EQUITY    WILSHIRE REAL ESTATE SECURITIES
                                                                    FUND CLASS Y SHARES                       INDEX
                                                               ------------------------------    -------------------------------
9/1/93                                                                    10000.00                           10000.00
9/30/93                                                                   10350.00                           10400.00
12/31/93                                                                  10760.00                            9653.00
3/31/94                                                                   10901.00                            9871.00
6/30/94                                                                   10117.00                            9990.00
9/30/94                                                                   10117.00                            9839.00
12/31/94                                                                   9591.00                            9816.00
3/31/95                                                                    9674.00                            9853.00
6/30/95                                                                   10839.00                           10276.00
9/30/95                                                                   11900.00                           10766.00
12/31/95                                                                  12870.00                           11145.00
3/31/96                                                                   13085.00                           11625.00
6/30/96                                                                   13601.00                           12180.00
9/30/96                                                                   13515.00                           12899.00
12/31/96                                                                  15758.00                           15271.00
3/31/97                                                                   16229.00                           15557.00
6/30/97                                                                   18721.00                           16268.00
9/30/97                                                                   24151.00                           18333.00
12/31/97                                                                  24490.00                           18303.00
3/31/98                                                                   25875.00                           18167.00
6/30/98                                                                   24183.00                           17334.00
9/30/98                                                                   18189.00                           15262.00
12/31/98                                                                  19344.00                           15115.00
3/31/99                                                                   17445.00                           14591.00
6/30/99                                                                   19860.00                           16142.00
9/30/99                                                                   16297.00                           14602.00
12/31/99                                                                  15944.00                           14635.00
3/31/00                                                                   16032.00                           15045.00
6/30/00                                                                   17357.00                           16860.00
9/30/00                                                                   19933.00                           18287.00
12/31/00                                                                  19521.00                           19129.00
3/31/01                                                                   20964.00                           18932.00
6/30/01                                                                   23142.00                           20996.00
10/31/01                                                                  19933.00                           19283.00
1/31/02                                                                   25689.00                           21219.00
4/30/02                                                                   30680.00                           23181.00
7/31/02                                                                   26367.00                           22416.00
10/31/02                                                                  25808.00                           20369.00

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark. Past performance is not predictive of future results. Investment return and principal value of the Alpine U.S. Real Estate Equity Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The returns set forth reflect the waiver of certain fees. Without the waiver of fees, total return would have been lower.

The Wilshire Real Estate Securities Index is a market capitalization weighted performance index of listed property and real estate securities. The Lipper Real Estate Funds Average is an average of funds that invest 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Wilshire Real Estate Securities Index, Lipper Real Estate Funds Average and S&P 500 Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the U.S. Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

                         COMPARATIVE AVERAGE ANNUAL RETURNS AS OF 10/31/02
                                                   1 YEAR    3 YEAR   5 YEAR    SINCE INCEPTION(1)
---------------------------------------------------------------------------------------------------
Alpine Class Y                                     29.47%    18.52%    2.00%          10.90%
Alpine Class B*                                    23.78%    16.74%    0.75%          10.02%
---------------------------------------------------------------------------------------------------
Wilshire Real Estate Securities Index               5.63%    12.40%    3.02%           8.13%
S&P 500 Index                                     -15.11%   -12.18%    0.73%           9.30%
Lipper Real Estate Funds Average                    6.83%    11.80%    2.45%           7.46%
Lipper Real Estate Fund Rank                        1/152     5/122    41/67             1/7

     * REFLECTS MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% IN FIRST YEAR.

(1) Class Y shares commenced on September 1, 1993. The performance of Class B shares from the period prior to their inceptions on March 7, 1995, represents performance for Class Y shares. Class B shares are subject to distribution and service fees.





                  GEOGRAPHICAL DISTRIBUTION*
[%GRAPH]

Southeast                                                                        18.00
Mountain States                                                                   6.00
Pacific Southwest                                                                23.00
New England                                                                       7.00
Central Plains                                                                    3.00
South                                                                            16.00
Midwest                                                                           7.00
Mid Atlantic                                                                     18.00
Pacific Northwest                                                                 2.00

                              SECTOR DISTRIBUTION*
[%GRAPH]

Lodging                                                                          14.00
Apartments                                                                        4.00
Mortgage Reit                                                                     4.00
Land                                                                              2.00
Office                                                                            7.00
Homebuilder                                                                      47.00
Retail                                                                           15.00
Operating & Service                                                               7.00

TOP 10 HOLDINGS*

       1.  The Ryland Group, Inc.                    7.59%       6.  Alexander's, Inc.                         5.54%
       2.  Hovnanian Enterprises, Inc.               7.16%       7.  M.D.C. Holdings, Inc.                     5.31%
       3.  Chelsea Property Group, Inc.              6.26%       8.  Standard Pacific Corp.                    5.18%
       4.  Lennar Corp.                              6.04%       9.  La Quinta Corp.                           4.70%
       5.  Beazer Homes USA, Inc.                    5.60%      10.  Prime Group Realty Trust                  4.09%

* Portfolio holdings, geographical distributions and/or sector distributions are as of 10/31/02 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

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                                       -5-

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

     As of October 31, 2002, the class Y shares of the Alpine U.S. Real Estate Equity Fund ended the fiscal year with an NAV of $17.53. This equated to a total return of 29.47%, which ranked first among all 152 real estate mutual funds and classes tracked by Lipper. For the past three years, the Fund produced a total return of 18.52%, which ranked 5/122 real estate funds. This occurred at a time when the broad equity market indices collapsed. Rarely have real estate securities better illustrated the benefits of diversification! The flip side was evident during 1998 through 1999 when both the Fund and sector lagged the technology stock driven markets. However, the Fund's sector leading 10.90% annualized total return since inception in September '93 (ranked #1 out of 7 real estate funds by Lipper) exceeded the S&P 500 Index by 1.6%.

     Real estate stocks were particularly strong from the end of October 2001 through June, as investors sought both the sector's defensive characteristics and the high yields of REITs, as well as the continued earnings growth potential of homebuilders. Since then the outperformance of property stocks has slowly faded. Subsequent to the market bottom on October 9th, 2002 into December, REITs have notably lagged both builders and the overall market. This follows two quarters of modestly lower comparative earnings for REITs, which reflects deteriorating top-line fundamentals finally hitting the bottom line. Meanwhile the fourteen major public homebuilders have seen their most recent earnings continue to exceed both last year's, by more than 32%, as well as analyst estimates by 11%. Yet these shares have been impacted by fears that if there is a housing bubble, then prices will collapse or, if the economy strengthens materially next year, then rising interest rates will hurt sales.

     As of October 31st, REITs which constitute the bulk of the Wilshire Real Estate Securities Index traded at an estimated price to funds from operation
(FFO) multiple almost 9 times despite flat consensus estimates for growth. This is slightly below average multiples, although current dividend yields from Equity REITs of 7.3% represent a decade high spread over ten-year treasuries of 3.7%.

     Homebuilders ended October trading for 6.76 times net earnings per share
(EPS) plus projected growth of 12%. Parenthetically, this continues a trend which has persisted for the past three years where the price to earnings (P/E) ratios have averaged 6.8 times for the ten largest builders with a ten-year public record. During the previous seven years from 1992-1999, homebuilders had an average P/E ratio of 12.9 times. We find this especially curious since these same stocks have averaged growth in EPS of over thirty-three percent annually during the past five years. Short sellers who control over 10% of the float for most of the builders must be betting that a presumed bubble will burst and sales will tumble. We don't think this will happen unless inflation comes roaring back or the economy deflates.

     The Fund's allocation to homebuilders is 47%, up 20% since October 2001. Lodging stocks, which rallied strongly last spring are now less than 14%, down from over 23%. Thus, the portfolio's overall weightings to early cyclical beneficiaries of a stronger economy has been raised to 60%, although the mix has been changed. This reflects our view that the recovery will not be strong. Retail real estate holdings are slightly lower at less than 15% as some stock prices are fully valuing the strength in consumption. Office properties are weighted five-percent lower at 7%, reflecting our caution over this property type's prospects for the next few years.

     Perhaps mirroring much of the economy, most property types are suffering from a loss of pricing power. This is primarily due to high vacancies and soft demand. With few exceptions, only shopping malls and homebuilders seem to be maintaining rents and prices, although we believe the true test will be to sustain demand into early spring of 2003.

     Regarding real estate equities, it will be essential to see solid comparative same-store retail sales and new home order volumes. REIT performance will be influenced by the prospect of changes in the taxation of dividend income. If this deduction is directed to benefit individuals, then this should stimulate demand for high yielding stocks. If, on the other hand, corporate deductions are favored, then an increasing number of dividend paying stocks may compete with REITs.

     Despite this year of great uncertainty the Fund benefited from merger and acquisition activity as Security Capital Group, Cypress Communications, and Crossman Communities were acquired back in the first half. We suspect that such activity is likely to resume once uncertainty over geopolitical issues and economic trends subsides. Thus we remain positive about future prospects for the sector given the relatively attractive long-term valuations of many stocks, albeit selectively cautious for the first half of 2003.

---------------
Past performance is not predictive of future results. The investment return and principal value will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The returns reflect the waiver of certain fees. Without the waiver of fees, total returns would be lower.
Lipper averages are compiled by Lipper Analytical Services, Inc., an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. Lipper Analytical Services, Inc. rankings are based on fund total returns for the periods shown. Rankings do not take into account sales charges.

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                                       -6-

Portfolio Manager's Report to Shareholders      Alpine International Real Estate
Equity Fund
--------------------------------------------------------------------------------

[Value of a $10,000 Investment Graph]

                                                                                                          SALOMON SMITH BARNEY
                                                ALPINE INTERNATIONAL REAL     GPR GENERAL PROPERTY         BMI WORLD (EX U.S.)
                                                ESTATE FUND CLASS Y SHARES    SECURITIES INDEX-GLOBAL         PROPERTY INDEX
                                                -------------------------    -----------------------      --------------------
10/31/92                                                10000.00                    10000.00                    10000.00
1/31/93                                                 11116.00                     9994.00                     9774.00
4/30/93                                                 12914.00                    12010.00                    12699.00
7/31/93                                                 13775.00                    12238.00                    13170.00
10/31/93                                                15674.00                    13919.00                    15656.00
1/31/94                                                 16781.00                    15837.00                    18699.00
4/30/94                                                 15763.00                    14748.00                    16381.00
7/31/94                                                 15187.00                    15022.00                    16660.00
10/31/94                                                15255.00                    15072.00                    16855.00
1/31/95                                                 13159.00                    13619.00                    14210.00
4/30/95                                                 12945.00                    14410.00                    15241.00
7/31/95                                                 14966.00                    15224.00                    16811.00
10/31/95                                                13777.00                    14718.00                    16042.00
1/31/96                                                 14978.00                    15934.00                    18478.00
4/30/96                                                 15596.00                    16473.00                    19116.00
7/31/96                                                 15192.00                    16430.00                    18590.00
10/31/96                                                14633.00                    17528.00                    20448.00
1/31/97                                                 15265.00                    18155.00                    21653.00
4/30/97                                                 13550.00                    17397.00                    20984.00
7/31/97                                                 15527.00                    18867.00                    23293.00
10/31/97                                                15443.00                    16425.00                    18094.00
1/31/98                                                 16408.00                    15192.00                    15892.00
4/30/98                                                 18158.00                    15690.00                    16979.00
7/31/98                                                 16979.00                    13634.00                    13694.00
10/31/98                                                15432.00                    14196.00                    14947.00
1/31/99                                                 15996.00                    13963.00                    14854.00
4/30/99                                                 17497.00                    15533.00                    17215.00
7/31/99                                                 17474.00                    15493.00                    17478.00
10/31/99                                                15769.00                    14345.00                    16325.00
1/31/00                                                 14907.00                    14041.00                    16581.00
4/30/00                                                 14823.00                    14143.00                    16130.00
7/31/00                                                 15648.00                    15185.00                    16857.00
10/31/00                                                15230.00                    14698.00                    16518.00
1/31/01                                                 17240.00                    16353.00                    18194.00
4/30/01                                                 16295.00                    15897.00                    17110.00
7/31/01                                                 16953.00                    16221.00                    16866.00
10/31/01                                                14763.00                    15386.00                    15775.00
1/31/02                                                 16529.00                    16027.00                    15947.00
4/30/02                                                 18943.00                    17639.00                    17579.00
7/31/02                                                 17809.00                    17507.00                    17156.00
10/31/02                                                16834.00                    16571.00                    16212.00

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark. Past performance is not predictive of future results. Investment return and principal value of the International Real Estate Equity Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The returns set forth reflect the waiver of certain fees. Without the waiver of fees, total return would have been lower.

The GPR General Property Securities Index -- Global is a market weighted total return performance index, available on a monthly basis. The purpose of this index is to cover a broad range of property investment companies with a market capitalization of more than 50 million U.S. dollars. It is constructed on a total return basis with immediate reinvestment of all dividends. Investors cannot directly invest in an index. The Salomon Smith Barney BMI World (ex. U.S.) Property Index is a market weighted total return performance index, available on a monthly basis. The index consists of any companies from developed markets that has float larger than $100 million and derive more than half of its revenue from property-related activities. Investors cannot directly invest in an index. The MSCI ACWI (All Country World Index) Free (ex. U.S.) Index(SM) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Investors cannot directly invest in an index.

                          COMPARATIVE AVERAGE ANNUAL RETURNS AS OF 10/31/02
                                                        1 YEAR   5 YEARS   10 YEARS   SINCE INCEPTION
-----------------------------------------------------------------------------------------------------
Alpine Class Y                                          14.03%    1.74%     5.35%          3.33%
-----------------------------------------------------------------------------------------------------
Salomon Smith Barney BMI World (ex U.S.) Property        2.77%   -2.17%     4.95%          1.31%
  Index
GPR General Property Securities Index-Global             7.70%    0.18%     5.18%          2.19%
-----------------------------------------------------------------------------------------------------
Morgan Stanley Capital International ACWI Free (ex.    -12.76%   -4.71%     2.25%         -0.12%
  U.S.)

[%GRAPH]                   GEOGRAPHICAL DISTRIBUTION*

ASIA                                                  NORTH AMERICA               LATIN AMERICA                  EUROPE
----                                                  -------------               -------------                  ------
37                                                        27.00                       1.00                        35.00

[%GRAPH]                      SECTOR DISTRIBUTION*

LODGING                            INDUSTRIAL             OTHER            RESIDENTIAL           OFFICE              RETAIL
-------                            ----------             -----            -----------           ------              ------
21                                    4.00                4.00                23.00               31.00               17.00

TOP 10 HOLDINGS*

       1.  Inmobiliaria Colonial, S.A.               5.41%       6.  Mirvac Group                              3.64%
       2.  Kiwi Income Property Trust                5.40%       7.  Unibail                                   3.36%
       3.  Alexander's, Inc.                         4.70%       8.  Wereldhave N.V.                           3.20%
       4.  Diamond City Co., Ltd.                    4.04%       9.  Clublink Corp.                            3.01%
       5.  Euro Disney S.C.A.                        3.79%      10.  Sponda Oyj                                2.88%

* Portfolio holdings, geographical distributions and/or sector distributions are as of 10/31/02 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders      Alpine International Real Estate
Equity Fund
--------------------------------------------------------------------------------

     For the fiscal year ended October 31st, 2002, the Alpine International Real Estate Equity Fund produced a total return of 14.03% with an ending NAV of $13.81. For the one, five, ten year periods and since inception this Fund has outperformed not only its benchmark indices, but also the MSCI All Country World (ex U.S.) Index representing the broad International equity markets.

     It is significant that non-U.S. property stocks are once again beginning to generate returns competitive with the U.S. indices. Twelve of the twenty-two foreign property share indices we follow were positive. Currency trends were also beneficial to investing abroad, but a major factor has been the relative pace of economic growth. While Japan and Germany remain stuck in the doldrums, China, South Korea and Thailand's economies were strong, as were England and Spain. However, property fundamentals of supply and demand were not always aligned with trends in the economy. Even though Tokyo's office market is weak as it prepares for a deluge of new space over the next 18 months, the performance of retail malls has been solid in comparison to overall consumption and department store sales. China's strong economy has led the government to crack down on developers' prices and profits to limit overheating. On the other hand, most Latin American property markets have been soft. For example, the Mexican maquiladora (i.e. border industrial facilities) market has softened as lower wages abroad compete for manufacturers.

     Thailand's strong rebound from almost four years of economic malaise has stimulated demand for new homes and retail centers, with signs of improving industrial trends as well. Singapore and Hong Kong residential prices may be nearing a bottom, although the office market in each city/state looks perilous. Australian property markets are following the stable economy, although an overheated residential market is gradually cooling despite the current drought. New Zealand is doing well, benefiting from its visibility in "Lord of the Rings" and the America's Cup attention and tourist dollars. Its offices and malls are stable, with little new supply.

     While the deflating dot-com bubble has been most pronounced in Scandinavia, excess office supply from Milan to Madrid and to Amsterdam has clouded prospects for next year. Corporate cutbacks have also slowed lodging demand. Only residential activity has remained consistently solid, even achieving bubble proportions of thirty- percent annual price appreciation in England.

     To reflect these trends, the Fund's portfolio weighting in residential companies has risen from 20% to 24% and lodging exposure is down from 27% to 20%. We also took profits in Spain and Canada, reducing respective exposure from 17% to just over 6% and from 13% to less than 10%. The Fund's position in Japan was raised from 6.3% to 10.4% as a result of expectations that the market is near a bottom in prices after more than twelve years of decline. Today, some Japanese stocks offer single digit price-to-earnings (P/E) ratios, and share prices below book value. Unfortunately, growth prospects for both the country and its property market are currently poor, so a larger position is not anticipated.

     An emerging theme in international property stocks is the increased adoption of REIT-like structures. Since 1995, Canada and Turkey have followed America, Australia, New Zealand and the Netherlands. In the past year, five J-REITs in Japan and two S-REITs in Singapore were listed, while legislation is in place in Korea, and will soon be voted on to create French REITs. The important role of income as part of real estate's total return potential is not being lost abroad. This may represent a new phase for foreign property share markets as they mature, creating more alternatives for investors.

     The combination of maturing property equity markets, cyclical transition, and ongoing globalization could lead to invigorated international investment returns. The opportunity to balance growth and total return will be useful as this business cycle evolves. We expect greater visibility on the sustainability and direction of emerging trends by springtime.

---------------
Past performance is not predictive of future results. The investment return and principal value will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The returns reflect the waiver of certain fees. Without the waiver of fees, total return would be lower.
The Fund invests in foreign securities which may involve greater volatility and political, economic and currency risks and differences in accounting methods.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------
[Value of a $10,000 Investment Graph]

                                                 ALPINE REALTY INCOME &
                                                   GROWTH FUND CLASS Y         MORGAN STANLEY REIT
                                                         SHARES                       INDEX                   S&P 500 INDEX
                                                 ----------------------        -------------------            -------------
12/29/98                                                10000.00                    10000.00                    10000.00
1/31/99                                                 10250.00                     9889.00                    10313.00
4/30/99                                                 11066.00                    10609.00                    10795.00
7/31/99                                                 10984.00                    10298.00                    10778.00
10/31/99                                                10314.00                     9549.00                    11090.00
1/31/00                                                 10652.00                     9760.00                    11380.00
4/30/00                                                 11905.00                    10627.00                    11888.00
7/31/00                                                 13519.00                    11987.00                    11744.00
10/31/00                                                12967.00                    11287.00                    11765.00
1/31/01                                                 14553.00                    12353.00                    11277.00
4/30/01                                                 14416.00                    12525.00                    10346.00
7/31/01                                                 15440.00                    13285.00                    10062.00
10/31/01                                                14450.00                    12783.00                     8837.00
1/31/02                                                 16329.00                    13847.00                     9458.00
4/30/02                                                 18232.00                    15127.00                     9041.00
7/31/02                                                 18330.00                    14875.00                     7686.00
10/31/02                                                17515.00                    13637.00                     7503.00

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark. Past performance is not predictive of future results. Investment return and principal value of the Realty Income & Growth Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The returns set forth reflect the waiver of certain fees. Without the waiver of fees, total return would have been lower.

The Morgan Stanley REIT Index ("RMS") is a total return index comprising of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The Lipper Real Estate Funds Average is an average of funds that invest 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Morgan Stanley REIT Index, Lipper Real Estate Funds Average and S&P 500 Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Realty Income & Growth Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

                            COMPARATIVE AVERAGE ANNUAL RETURNS AS OF 10/31/02
                                                                 1 YEAR     3 YEAR    SINCE INCEPTION(1)
---------------------------------------------------------------------------------------------------------
Alpine Class Y                                                   21.21%     19.30%          15.72%
---------------------------------------------------------------------------------------------------------
Morgan Stanley REIT Index                                         6.69%     12.61%           8.41%
---------------------------------------------------------------------------------------------------------
S&P 500 Index                                                   -15.11%    -12.18%          -7.21%
---------------------------------------------------------------------------------------------------------
Lipper Real Estate Funds Average                                  6.83%     11.83%           7.96%
---------------------------------------------------------------------------------------------------------
Lipper Real Estate Fund Rank                                      3/152      4/122           1/106

(1)  Class Y shares commenced on December 29, 1998.






[%GRAPH]                   GEOGRAPHICAL DISTRIBUTION*

Southeast                                                                        16.00
Mountain States                                                                   5.00
Pacific Southwest                                                                17.00
New England                                                                       6.00
Central Plains                                                                    4.00
South                                                                            12.00
Midwest                                                                          16.00
Mid Atlantic                                                                     20.00
Pacific Northwest                                                                 3.00
International                                                                     1.00

[%GRAPH]                      SECTOR DISTRIBUTION*

Lodging                                                                          15.00
Mortgage/Finance                                                                  7.00
Diversified                                                                       3.00
Net Lease                                                                         4.00
Health Care                                                                       8.00
Other                                                                             5.00
Retail                                                                           25.00
Office/Industrial                                                                20.00
Apartments                                                                       13.00

TOP 10 HOLDINGS*

       1.  iStar Financial, Inc.                      3.53%       6.  General Growth Properties, Inc.              2.36%
       2.  Prime Group Realty Trust                   3.41%       7.  Chelsea Property Group, Inc.                 2.33%
       3.  Entertainment Properties Trust             3.11%       8.  La Quinta Properties, 9.00%, Series A        2.25%
       4.  Nationwide Health Properties, Inc.         2.67%       9.  Vornado Realty Trust                         2.01%
       5.  Simon Property Group, Inc.                 2.59%      10.  Heritage Property Investment Trust           1.77%

* Portfolio holdings, geographical distributions and/or sector distributions are as of 10/31/02 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

    The Alpine Realty Income & Growth Fund's shares returned 21.21% during the fiscal year that ended on October 31, 2002. Net asset value per share increased to $13.55 from $11.92. Additionally, the Fund made four quarterly income distributions aggregating $.8125 as well as a $.0642 long term gain distribution during the period. The Fund's twelve month 21.21% return compares favorably to the -15.11% return of the S&P 500 Index, the 6.69% return of the Morgan Stanley REIT Index ("the RMS Index") and the 6.83% average return of the 152 mutual funds tracked by Lipper Analytical Services, Inc. within Lipper's Real Estate Funds category. Over the longer period since its inception on December 29, 1998 through October 31, 2002, the Fund achieved an annualized return of 15.72% and the #1 ranking among the 106 real estate funds tracked by Lipper Analytical Services, Inc. which averaged 7.96%.
    During the year, real estate fundamentals across most property types and regions of the country were adversely impacted by the lackluster economy. In general, property conditions continued to soften throughout the period with few signs of improvement. Business failures and corporate retrenchment led to the lowest levels of occupancy in both the office and industrial/warehouse markets since the early 1990's with vacancy rates rising nationally to 17%+ and 10%, respectively. For apartment building owners, while mounting job losses led to weak demand, the lowest interest rates since the 1960's created stiff competition from both the home purchase alternative and a significant amount of new apartments brought on line by builders benefiting from attractive construction financing. Hotel operators, meanwhile, suffered from reduced travel post September 11, 2001, particularly from the business transient segment, though the individual leisure traveler buoyed occupancies somewhat.
    It was, in fact, the individual consumer who provided essentially the sole source of strength for certain segments of the real estate markets and, for that matter, the nation's economy. Despite declining indicators of consumer confidence and employment, individuals took advantage of the low interest rate environment to either buy new homes at a record pace or refinance mortgages and maintain retail spending at levels equal to or even slightly higher than the previous twelve months. As a result, homebuilding companies showed record earnings and retail shopping center companies maintained their existing tenant base while attracting new retailing concepts.
    The earnings and return performance of the publicly traded real estate company universe appropriately reflected, in most respects, the above noted underlying real estate fundamentals. Within the REITs comprising the RMS index which returned 6.69% during the fiscal year, the three lowest returning segments were manufactured homes, apartments, and office companies whose total return performance (i.e. after dividends) of -8.29%, -3.13%, and --2.10%, respectively, reflected their rapidly decelerating and, in many cases, negative earnings growth rates. Meanwhile, the top performing segments were retail outlet centers with eye-popping returns of 53.59% and regional malls with 29.89% positive performance. Following these two segments, industrial/warehouse and shopping center companies, produced returns of 23.22% and 18.04%, respectively, as investors rotated into more defensive segments of the market. Finally, hotel companies returned 22.65% as a group, though this relative outperformance reflected the rebound in stock prices soon after the extremely depressed levels following September 11th.
    Your Fund's relative outperformance during the fiscal year was due in large part to (i) increased investment weightings in those areas which we believed would benefit most from consumer strength and an aggressive Federal Reserve interest rate policy and (ii) reduced exposure to areas dependent upon corporate investment and job creation, namely office and apartment companies. The Fund's top performers were holdings in the regional mall and outlet mall sectors as well as investments in mortgage finance and net lease companies whose return on equity was boosted by the low rate environment.
    Chelsea Property Group ("Chelsea"), the dominant outlet center owner and operator, and CBL Associates Properties ("CBL") and Simon Property Group ("Simon"), two regional mall companies, were among our top ten holdings at the beginning of the year and returned 54.09%, 34.86%, and 32.81%, respectively. Also providing attractive returns were the retail center companies The Mills Corp. (37.22%) and Developers Diversified Realty Corp. (26.27%). At the end of the period, holdings in retail centers stood at approximately 25.0% of the Fund's real estate investments, up from 20.1% at the beginning, with four retail companies in the Fund's top ten holdings -- Chelsea, Simon, General Growth Properties, and Heritage Property Investment Trust, an owner of grocery anchored shopping centers. In the mortgage finance area, iStar Financial returned 33.71% while Entertainment Properties Trust, an owner and lessor of megaplex movie theaters, returned 46.81%. Both of these REITs were new additions to the Fund's top ten holdings.
    The Fund also benefited from increased investment in the preferred stocks of REITs, with overall holdings in preferreds rising to 15.6% of total fund assets from 7.1% at the onset of the year. Preferred stocks proved attractive for their dividend yields, for their appreciation in the declining interest rate environment, and for their more defensive position within the capital structure of companies facing challenging market conditions. In fact, the Morgan Stanley REIT Preferred Index (MSRP), an index of perpetual preferred equity REIT securities, outperformed the common stock index, the RMS, 10.96% to 6.69% over the fiscal period.

---------------
Past performance is not predictive of future results. The investment return and principal value will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The returns reflect the waive of certain fees. Without the waiver of fees, total return would be lower.
Lipper averages are compiled by Lipper Analytical Services, Inc., an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. Lipper Analytical Services, Inc. rankings are based on fund total returns for the periods shown. Rankings do not take into account sales charges.
The Morgan Stanley REIT Preferred Index (MSRP) is a preferred stock market capitalization-weighted total-return index of all perpetual preferred securities of equity REITs. Investors cannot directly invest in an index.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders           Alpine Dynamic Balance Fund
--------------------------------------------------------------------------------
[VALUE OF A $10,000 INVESTMENT GRAPH]

                                                 ALPINE DYNAMIC BALANCE       MOODY'S EQUITY MUTUAL
                                                          FUND                 FUND BALANCED INDEX            S&P 500 INDEX
                                                 ----------------------       ---------------------           -------------
6/7/01                                                  10000.00                    10000.00                    10000.00
6/30/01                                                  9960.00                     9725.00                     9593.00
7/31/01                                                 10100.00                     9703.61                     9499.00
8/31/01                                                 10180.00                     9398.91                     8904.00
9/30/01                                                  9993.00                     8916.75                     8185.00
10/31/01                                                10164.00                     9090.62                     8341.00
11/30/01                                                10325.00                     9407.14                     8981.00
12/31/01                                                10481.00                     9439.93                     9060.00
1/31/02                                                 10461.00                     9360.81                     8928.00
2/28/02                                                 10613.00                     9278.12                     8755.00
3/31/02                                                 10738.00                     9438.52                     9085.00
4/30/02                                                 10707.00                     9253.17                     8534.00
5/31/02                                                 10615.00                     9242.48                     8471.00
6/30/02                                                 10309.00                     8902.44                     7868.00
7/31/02                                                  9991.00                     8538.16                     7254.00
8/31/02                                                 10145.00                     8620.85                     7302.00
9/30/02                                                  9378.00                     8162.47                     6508.00
10/31/02                                                 9471.00                     8465.44                     7081.00

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund's benchmark. Past performance is not predictive of future results. Investment return and principal value of the Dynamic Balance Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects voluntary fee waivers in effect. Without the waiver of fees, total return would have been lower.

The Moody's Balanced Equity Fund Index tracks a group of similar funds that typically correspond to standard classifications based on investment objectives and fundamental policies. The index includes balanced funds, asset allocation funds, and to a lesser extent, multi-asset global funds. The Lipper Balanced Funds Average has funds that aim to conserve principal with a balanced portfolio of stocks and bonds. The Moody's Equity Mutual Fund Balanced Index and S&P 500 Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment advisor fees. The performance for the Dynamic Balance Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

                      COMPARATIVE AVERAGE ANNUAL RETURNS AS OF 10/31/02
                                                                 1 YEAR    SINCE INCEPTION(1)
---------------------------------------------------------------------------------------------
Alpine Dynamic Balance Fund                                      -6.82%           -3.81%
---------------------------------------------------------------------------------------------
Moody's Equity Mutual Fund Balanced Index                        -6.88%          -11.22%
---------------------------------------------------------------------------------------------
S&P 500 Index                                                   -15.11%          -21.85%

(1) Dynamic Balance Fund commenced on June 7, 2001.

                           PORTFOLIO DIVERSIFICATION*

[PORTFOLIO DIVERSIFICATION* PIE CHART]

U.S. Treasury Notes/Bonds                                                        16.00
Short-Term Investments                                                            3.00
U.S. Gov't Agency Obligations                                                     5.00
Financial Services                                                               11.00
Banks                                                                            11.00
Utilities                                                                        10.00
REITS                                                                            10.00
Construction - Residential                                                        7.00
Pharmaceutical                                                                    7.00
Other                                                                             3.00
Conglomerate                                                                      3.00
Information Technology                                                            2.00
Retail                                                                            2.00
Communications                                                                    2.00
Energy                                                                            3.00
Medical Equipment                                                                 2.00
Consumer Products & Services                                                      2.00
Publishing                                                                        1.00

TOP 10 HOLDINGS*

       1.  U.S. Treasury Bond, 6.00%, 02/15/26      12.99%       6.  ChevronTexaco Corp.                      2.36%
       2.  FNMA, 6.25%, 05/15/29                     5.00%       7.  International Business Machines Corp.    2.20%
       3.  U.S. Treasury Bond, 7.25%, 05/15/16       2.93%       8.  Pulte Homes, Inc.                        2.13%
       4.  Chelsea Property Group, Inc.              2.87%       9.  Centex Corp.                             2.11%
       5.  Johnson & Johnson                         2.73%      10.  Merck & Co., Inc.                        1.89%

* Portfolio holdings and/or sector distributions are as of 10/31/02 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders           Alpine Dynamic Balance Fund
--------------------------------------------------------------------------------

     The fiscal year performance for the period ended October 31, 2002 brought a total return of -6.82% for the Alpine Dynamic Balance Fund. This result was much better than the S&P 500 Index of -15.11%, although only modestly higher than the -6.88% decline of the Moody's Equity Mutual Fund Balanced Index. Overall, since inception on June 7, 2001, the Fund has outperformed both its peer group and the S&P 500 Index with a -3.81% decline as compared with the -11.22% decline of the Moody's Equity Mutual Fund Balanced Index and 21.85% for the S&P 500 Index.
     The Fund's solid relative performance is notable in light of a particularly tough fiscal fourth quarter. The Fund's time tested strategy of investing in temporarily undervalued issues with financial strength and long-term growth prospects has led us to purchase historically sound companies during periods of negative short-term news and subsequent share price weakness. Accordingly, during the late summer crisis in confidence which culminated in the vast sell-off up to October 10, we added to many of the Fund's holdings. Fortunately, recovery began before the Fund's fiscal year end. Since then, in November 2002, a more significant recovery has taken place, particularly among the banks.
     Minimal relative volatility and even gains were achieved in many industry segments of the Fund's equity position during the fiscal year. These included REITs, financial services, home building, pharmaceuticals, and consumer products and services. Issues that were under severe pressure, such as American Electric Power, American Express, Bank of New York, Duke Energy, Fleet Boston, Merrill Lynch and IBM have recovered close to or into the profit column. Longer held positions such as Comerica, Exelon, FPL Group, Golden West Financial, Hawaiian Electric, Johnson & Johnson, MBNA, McGraw-Hill, Pulte Corp., Chelsea Property Group, State Street Corp. and Student Loan Corp., have been outstanding performers for the portfolio.
     The 4th quarter saw substantial weakness for two of the Fund's largest sector holdings, Utilities and Banks. These two sectors of the economy were at the center of a financial turbulence which engulfed many issues, leading to a major selloff on October 10. The adverse consequences of the Enron collapse, together with the side effect of the California energy crisis, negatively impacted a number of major banks and utilities. The collapse of telecom providers, such as Worldcom and Adelphia Communications, as well as the Argentine financial crisis severely impacted the share prices of historically strong institutions such as the Bank of New York and Fleet Boston Financial, which joined J.P. Morgan Chase in sharp declines. The impact of apparently fraudulent trading of electric power, by some market players, led to severe stress among utilities, including many which had enjoyed the highest reputation for financial strength, such as American Electric Power, Duke Energy and TXU Corp. This experience has been the most challenging in terms of valuation for these industries for at least a decade.
     With the balanced strategy of the portfolio, there was a sizeable and continuous offset to equity volatility from the bond position. Once again, U.S. government bonds provided a shelter for many investors as rising risk premiums hurt most financial markets. Long-term U.S. treasuries fell in yield from 5.47% at the beginning of the 2002 to 4.99% at October 31. Our bond investment position, primarily Treasuries or U.S. agencies, was modestly reduced during the period, with some profit taking during this period of exceptionally low yields.
     The recent recovery of a number of holdings which we believe were temporarily depressed, as well as the sustained strength of many stocks and of our fixed income position encourages us to expect that strategies with which the Fund was developed remain viable. Balancing the performance of government bonds with traditionally low beta, high yielding stocks such as REITs and utilities, plus undervalued, opportunistic stock situations has historically reduced adverse volatility. We believe that balancing income and growth will be important for investors in the new year.

---------------
Past performance does not guaranty future results. The principal value and investment return of an investment will fluctuate so an investor's shares, when redeemed, may be worth more or less than the initial investment.
Beta is a measure of a fund's sensitivity to market movements.
Please refer to remainder of the report for more information, including top 10 holdings. The securities mentioned are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------

ALPINE MUTUAL FUNDS
REALTY INCOME & GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2002

 SHARES/                SECURITY               MARKET
PAR VALUE             DESCRIPTION               VALUE
----------   ------------------------------  -----------
REAL ESTATE INVESTMENT TRUSTS -- 58.9%
Apartments -- 7.0%
    22,900   Apartment Investment &
               Management Co. .............  $   804,706
    28,600   Archstone-Smith Trust.........      656,084
    27,100   Equity Residential Properties
               Trust.......................      642,812
     2,300   Home Properties of New York,
               Inc. .......................       72,910
    30,000   Post Properties, Inc. ........      703,500
    30,200   Town & Country Trust..........      586,182
                                             -----------
                                               3,466,194
                                             -----------
Diversified -- 2.6%
    22,800   Crescent Real Estate Equities
               Co. ........................      336,300
    27,100   Vornado Realty Trust..........      995,925
                                             -----------
                                               1,332,225
                                             -----------
Healthcare -- 5.9%
     7,900   Health Care Property
               Investors, Inc. ............      341,280
     9,400   Heathcare Realty Trust,
               Inc. .......................      291,024
     7,800   Health Care REIT, Inc. .......      219,024
    77,800   Nationwide Health Properties,
               Inc. .......................    1,325,712
    54,500   Senior Housing Properties
               Trust.......................      558,080
    18,500   Ventas, Inc. .................      210,900
                                             -----------
                                               2,946,020
                                             -----------
Lodging -- 4.4%
    18,000   Hospitality Properties
               Trust.......................      588,960
    94,400   Innkeepers USA Trust..........      732,544
    74,100   MeriStar Hospitality Corp. ...      563,160
    24,700   RFS Hotel Investors, Inc. ....      287,014
                                             -----------
                                               2,171,678
                                             -----------
Mortgage/Finance -- 6.0%
    13,400   Annaly Mortgage Management
               Inc. .......................      234,902
    62,100   Anthracite Capital, Inc. .....      657,018
    61,800   iStar Financial Inc. .........    1,755,120
    30,000   Impac Mortgage Holdings,
               Inc. .......................      326,400
                                             -----------
                                               2,973,440
                                             -----------
Net Lease -- 3.1%
    68,600   Entertainment Properties
               Trust.......................    1,544,186
                                             -----------
Office-Industrial -- 10.7%
    15,300   Alexandria Real Estate
               Equities, Inc. .............      642,600
    21,800   AMB Property Corp. ...........      584,240
    20,200   Boston Properties, Inc. ......      721,140
    16,600   CarrAmerica Realty Corp. .....      394,084
    28,283   Equity Office Properties
               Trust.......................      681,055
     6,000   Liberty Property Trust........      176,040
     7,200   Mack-Cali Realty Corp. .......      208,008
    82,300   Pacific Gulf Properties, Inc.
               (a).........................       16,460
     5,500   PS Business Parks, Inc. ......      174,295
    98,200   Prime Group Realty Trust
               (a).........................      436,990
    30,600   ProLogis Trust................      740,520
     5,500   Reckson Associates Realty
               Corp. ......................      111,705

 SHARES/                SECURITY               MARKET
PAR VALUE             DESCRIPTION               VALUE
----------   ------------------------------  -----------
REAL ESTATE INVESTMENT TRUSTS, CONTINUED:
Office-Industrial, continued:
    19,900   Reckson Associates Realty
               Corp. -- Class B............  $   421,880
                                             -----------
                                               5,309,017
                                             -----------
Retail Centers -- 19.2%
    23,500   CBL & Associates Properties,
               Inc. .......................      868,560
    35,500   Chelsea Property Group,
               Inc. .......................    1,155,525
    35,000   Developers Diversified Realty
               Corp. ......................      749,000
    24,400   General Growth Properties,
               Inc. .......................    1,173,152
    27,900   Glimcher Realty Trust.........      450,306
    36,900   Heritage Property Investment
               Trust.......................      880,065
    15,900   Kimco Realty Corp. ...........      481,770
    24,500   The Macerich Co. .............      697,025
    22,500   The Mills Corp. ..............      624,375
    24,600   The Rouse Co. ................      729,390
    37,600   Simon Property Group, Inc. ...    1,284,040
    31,000   Taubman Centers, Inc. ........      429,350
                                             -----------
                                               9,522,558
                                             -----------
             Total Real Estate Investment
               Trusts (Cost $30,000,697)...   29,265,318
                                             -----------
COMMON STOCKS -- 6.1%
Homebuilders -- 2.8%
     2,600   Beazer Homes USA, Inc. (a)....      170,898
     6,700   Centex Corp. .................      304,716
     2,500   Lennar Corp. .................      137,925
     2,000   NVR, Inc. (a).................      678,000
     2,900   The Ryland Group, Inc. .......      120,640
                                             -----------
                                               1,412,179
                                             -----------
Lodging -- 1.9%
    49,960   Interstate Hotels & Resorts,
               Inc. (a)....................      197,342
   125,400   La Quinta Corp. (a)...........      553,014
     8,300   Starwood Hotels & Resorts
               Worldwide, Inc. ............      193,390
                                             -----------
                                                 943,746
                                             -----------
Office-Industrial -- 1.4%
    37,400   Catellus Development
               Corporation (a).............      665,720
                                             -----------
             Total Common Stocks
               (Cost $2,393,548)...........    3,021,645
                                             -----------
PREFERRED STOCKS -- 15.6%
Apartments -- 3.1%
    26,300   Apartment Investment &
               Management Co., 9.000%,
               Series C....................      637,775
    10,000   Apartment Investment &
               Management Co., 9.500%,
               Series H....................      244,000
    13,000   Equity Residential Properties
               Trust, 9.125%, Series B.....      343,590
    14,700   Post Properties, Inc., 7.625%,
               Series B....................      313,110
                                             -----------
                                               1,538,475
                                             -----------

                                   Continued
--------------------------------------------------------------------------------

ALPINE MUTUAL FUNDS
REALTY INCOME & GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                OCTOBER 31, 2002

 SHARES/                SECURITY               MARKET
PAR VALUE             DESCRIPTION               VALUE
----------   ------------------------------  -----------
PREFERRED STOCKS, CONTINUED:
Other -- 1.4%
    24,800   Corrections Corp of America,
               8.000%, Series A............  $   493,520
     7,151   Corrections Corp of America,
               12.000%, Series B...........      172,696
                                             -----------
                                                 666,216
                                             -----------
Healthcare -- 0.2%
     3,400   Health Care Property
               Investors, Inc., 7.875%,
               Series A....................       83,810
                                             -----------
Lodging -- 5.3%
     6,200   Host Marriot Corp, 10.000%
               Series......................      150,660
    11,800   Host Marriot Corp, 10.000%
               Series*.....................      285,796
    15,200   Host Marriot Corp, 10.000%
               Series**....................      368,448
    52,400   La Quinta Properties, 9.000%,
               Series A....................    1,116,120
    28,800   LaSalle Hotel Properties,
               10.250%, Series A...........      732,960
                                             -----------
                                               2,653,984
                                             -----------
Net Lease -- 0.3%
     6,300   Commercial Net Lease Realty,
               9.000%, Series A............      162,225
                                             -----------
Office-Industrial -- 4.3%
    17,500   HRPT Properties Trust, 9.875%,
               Series A....................      451,500
   114,600   Prime Group Realty Trust,
               9.000%, Series B............    1,694,934
                                             -----------
                                               2,146,434
                                             -----------

 SHARES/                SECURITY               MARKET
PAR VALUE             DESCRIPTION               VALUE
----------   ------------------------------  -----------
PREFERRED STOCKS, CONTINUED:
Retail Centers -- 1.0%
     7,400   New Plan Excel Realty Trust,
               8.625%, Series B............  $   186,850
     5,800   Simon Property Group, Inc.,
               8.750%, Series F............      153,700
     7,300   Taubman Centers, Inc., 8.300%,
               Series A....................      164,615
                                             -----------
                                                 505,165
                                             -----------
             Total Preferred Stocks
               (Cost $8,004,231)...........    7,756,309
                                             -----------
SHORT-TERM INVESTMENTS -- 18.4%
$9,122,000   Federal Home Loan Bank
               Discount Note, 1.521%,
               Maturity 11/1/2002..........    9,122,000
     1,723   Cash Trust Series II..........        1,723
                                             -----------
             Total Short-Term Investments
               (Cost $9,123,723)...........    9,123,723
                                             -----------
             Total Investments
               (Cost $49,522,199)...  99.0%   49,166,995
                                             -----------
             Assets in excess of
               other liabilities....   1.0%      483,242
                                             -----------
             Total Net Assets....... 100.0%  $49,650,237
                                             ===========

---------------

(a) Represents non-income producing securities.

                       See notes to financial statements.

--------------------------------------------------------------------------------

ALPINE MUTUAL FUNDS
U.S. REAL ESTATE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2002

 SHARES/                SECURITY               MARKET
PAR VALUE             DESCRIPTION               VALUE
----------   ------------------------------  -----------
REAL ESTATE INVESTMENT TRUSTS -- 33.2%
Apartments -- 3.0%
    50,000   Post Properties, Inc. ........  $ 1,172,500
                                             -----------
Lodging -- 6.5%
    43,100   Innkeepers USA Trust..........      334,456
   198,000   MeriStar Hospitality Corp. ...    1,504,800
    56,500   RFS Hotel Investors, Inc. ....      656,530
                                             -----------
                                               2,495,786
                                             -----------
Mortgage/Finance -- 4.1%
   143,500   Impac Mortgage Holdings,
               Inc. .......................    1,561,280
                                             -----------
Office-Industrial Buildings -- 5.0%
    23,500   Crescent Real Estate Equities
               Co. ........................      346,625
   352,200   Prime Group Realty Trust
               (a).........................    1,567,290
                                             -----------
                                               1,913,915
                                             -----------
Retail -- 14.6%
    33,100   Alexander's, Inc. (a).........    2,126,675
    73,800   Chelsea Property Group,
               Inc. .......................    2,402,190
   364,311   Price Legacy Corp. (a)........    1,071,074
                                             -----------
                                               5,599,939
                                             -----------
             Total Real Estate Investment
               Trusts (Cost $13,751,346)...   12,743,420
                                             -----------
COMMON STOCKS -- 66.0%
Ancillary Property Services -- 4.0%
   108,200   Kennedy-Wilson Inc. (a).......      430,636
    30,900   LNR Property Corp. ...........    1,101,585
                                             -----------
                                               1,532,221
                                             -----------
Homebuilders -- 43.5%
    32,700   Beazer Homes USA, Inc. (a)....    2,149,371
    72,600   Hovnanian Enterprises, Inc.
               (a).........................    2,745,732
    42,000   Lennar Corp. .................    2,317,140
    54,300   M.D.C. Holdings, Inc. ........    2,038,422
     4,100   NVR, Inc. (a).................    1,389,900
    25,100   Pulte Homes, Inc. ............    1,152,592
    70,000   The Ryland Group, Inc. .......    2,912,000
    81,900   Standard Pacific Corp. .......    1,988,532
                                             -----------
                                              16,693,689
                                             -----------

 SHARES/                SECURITY               MARKET
PAR VALUE             DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Lodging -- 7.0%
   178,540   Interstate Hotels & Resorts,
               Inc. (a)....................  $   705,233
    33,000   John Q. Hammons Hotels, Inc.
               (a).........................      173,250
   408,600   La Quinta Corp. (a)...........    1,801,926
                                             -----------
                                               2,680,409
                                             -----------
Manufactured Housing -- 2.7%
    48,300   Cavalier Homes, Inc. (a)......       86,940
    83,000   Clayton Homes, Inc. ..........      939,560
                                             -----------
                                               1,026,500
                                             -----------
Real Estate Operating Companies -- 3.3%
    36,700   Catellus Development Corp.
               (a).........................      653,260
    36,100   Wellsford Real Properties,
               Inc. (a)....................      622,725
                                             -----------
                                               1,275,985
                                             -----------
Transportation & Real Estate -- 2.2%
    36,000   Florida East Coast Industries,
               Inc. .......................      860,400
                                             -----------
Wireless Transmission Towers -- 3.3%
   355,000   Crown Castle International
               Corp. (a)...................    1,242,500
                                             -----------
             Total Common Stocks
               (Cost $24,507,835)..........   25,311,704
                                             -----------
SHORT-TERM INVESTMENTS -- 0.9%
$  360,000   Federal Home Loan Bank
               Discount Note, 1.521%,
               11/01/2002..................      360,000
       664   Cash Trust Series II..........          664
                                             -----------
             Total Short-Term Investments
               (Cost $360,664).............      360,664
                                             -----------
             Total Investments
               (Cost $38,619,845)....100.1%   38,415,788
                                             -----------
             Liabilities in excess of
               other assets.......   (0.1)%      (58,550)
                                             -----------
             Total Net Assets......  100.0%  $38,357,238
                                             ===========

---------------

(a) Represents non-income producing securities.

                       See notes to financial statements.

--------------------------------------------------------------------------------

ALPINE MUTUAL FUNDS
INTERNATIONAL REAL ESTATE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2002

 SHARES/                SECURITY               MARKET
PAR VALUE             DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS -- 96.3%
Asia -- 35.5%
Australia -- 5.3%
   500,000   Australand Holdings Ltd. .....  $   382,950
   500,000   Mirvac Group..................    1,146,076
    20,000   Westfield Holdings Ltd. ......      137,529
                                             -----------
                                               1,666,555
                                             -----------
Hong Kong -- 4.7%
   123,000   Henderson Land Development
               Co., Ltd. ..................      373,774
   480,000   Kerry Properties Ltd. ........      338,501
 4,424,000   Midland Realty (Holdings)
               Ltd. .......................      306,312
   222,000   Shangri-La Asia Ltd. .........      135,208
 1,000,000   Sino Land Co., Ltd. ..........      333,372
                                             -----------
                                               1,487,167
                                             -----------
Japan -- 10.4%
    96,000   Diamond City Co., Ltd. .......    1,269,448
    25,000   Joint Corp. ..................      230,185
    80,000   The Sankei Building Co.,
               Ltd. .......................      219,411
   100,410   Sekiwa Real Estate Kansai,
               Ltd. .......................      230,310
    20,000   Tachihi Enterprise Co.,
               Ltd. .......................      346,095
   260,000   Tokyo Tatemono Co., Ltd. .....      409,600
   450,000   Tokyu Land Corp. (a)..........      569,342
                                             -----------
                                               3,274,391
                                             -----------
New Zealand -- 5.4%
 3,426,586   Kiwi Income Property Trust....    1,699,381
                                             -----------
Phillipines -- 1.9%
 2,000,000   Ayala Land, Inc. .............      188,235
 7,400,000   Filinvest Land, Inc. (a)......      126,758
13,625,000   SM Development Corp. .........      266,729
                                             -----------
                                                 581,722
                                             -----------
Singapore -- 2.1%
   200,000   City Developments Ltd. .......      530,101
   150,000   Marco Polo Developments
               Ltd. .......................      143,569
                                             -----------
                                                 673,670
                                             -----------
Thailand -- 5.7%
 1,500,000   Amarin Plaza Public Co., Ltd.
               (a).........................      388,215
   105,000   Central Pattana Public Co.,
               Ltd. .......................      224,437
   178,600   Dusit Thani Public Co.,
               Ltd. .......................      153,734
 1,200,000   Golden Land Property
               Development Public Co., Ltd.
               (a).........................      302,253
   400,000   Saha Pathana Inter-Holding
               Public Co., Ltd. ...........      637,782
   195,000   Sammakorn Public Co., Ltd. ...      100,035
                                             -----------
                                               1,806,456
                                             -----------
                                              11,189,342
                                             -----------

 SHARES/                SECURITY               MARKET
PAR VALUE             DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Europe -- 34.3%
Finland -- 2.9%
   166,400   Sponda Oyj....................  $   906,318
                                             -----------
France -- 12.2%
    20,000   Accor SA......................      710,042
 2,460,000   Euro Disney S.C.A. (a)........    1,193,702
    15,725   Societe du Louvre.............      869,718
    18,426   Unibail.......................    1,057,424
                                             -----------
                                               3,830,886
                                             -----------
Germany -- 1.9%
    64,400   IVG Immobilien AG.............      599,485
                                             -----------
Netherlands -- 3.2%
    20,000   Wereldhave N.V. ..............    1,007,130
                                             -----------
Norway -- 1.0%
   133,000   Choice Hotels Scandinavia ASA
               (a).........................      339,806
                                             -----------
Spain -- 6.7%
   122,245   Inmobiliaria Colonial,
               S.A. .......................    1,702,084
    71,826   Inmobiliaria Urbis, S.A. .....      400,456
                                             -----------
                                               2,102,540
                                             -----------
Sweden -- 0.6%
    24,100   Pandox AB.....................      185,437
                                             -----------
United Kingdom -- 5.8%
   141,181   Canary Wharf Group plc (a)....      828,397
   156,666   Chelsfield plc................      595,679
   125,000   Millennium & Copthorne Hotels
               plc.........................      395,811
                                             -----------
                                               1,819,887
                                             -----------
                                              10,791,489
                                             -----------
NORTH & SOUTH AMERICA -- 26.5%
Argentina -- 0.6%
   321,038   IRSA Inversiones y
               Representaciones S.A. (a)...      178,506
   154,805   IRSA Inversiones y
               Representaciones
               S.A. -- Rights..............           --
                                             -----------
                                                 178,506
                                             -----------
Canada -- 9.4%
   185,100   Clublink Corp. ...............      945,896
    36,962   Dundee Realty Corp. (a).......      397,834
    30,000   Fairmont Hotels & Resorts
               Inc. .......................      728,202
   137,400   InnVest Real Estate Investment
               Trust.......................      811,849
    12,600   Legacy Hotels Real Estate
               Investment Trust............       61,169
                                             -----------
                                               2,944,950
                                             -----------
United States -- 16.5%
    23,000   Alexander's, Inc. (a).........    1,477,750
     6,000   Beazer Homes USA, Inc. (a)....      394,380

                                   Continued
--------------------------------------------------------------------------------

ALPINE MUTUAL FUNDS
INTERNATIONAL REAL ESTATE EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                OCTOBER 31, 2002

 SHARES/                SECURITY               MARKET
PAR VALUE             DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
NORTH & SOUTH AMERICA, CONTINUED:
United States, continued:
     7,600   Florida East Coast Industries,
               Inc. .......................  $   181,640
    17,700   Impac Mortgage Holdings,
               Inc. .......................      192,576
    53,120   Interstate Hotels & Resorts,
               Inc. (a)....................      209,824
    14,977   IRSA Inversiones y
               Representaciones S.A.,
               GDR.........................       77,880
    72,353   IRSA Inversiones y
               Representaciones S.A.,
               GDR -- Rights...............           --
    80,700   La Quinta Corp. (a)...........      355,887
     5,000   Lennar Corp. .................      275,850
    10,600   M.D.C. Holdings, Inc. ........      397,924
    32,500   MeriStar Hospitality Corp. ...      247,000
       600   NVR, Inc. (a).................      203,400
    51,001   Price Legacy Corp. (a)........      149,943
    95,500   Prime Group Realty Trust
               (a).........................      424,975
     8,400   The Ryland Group, Inc. .......      349,440
    10,900   Standard Pacific Corp. .......      264,652
                                             -----------
                                               5,203,121
                                             -----------
                                               8,326,577
                                             -----------
             Total Common Stocks
               (Cost $33,923,000)..........   30,307,408
                                             -----------

 SHARES/                SECURITY               MARKET
PAR VALUE             DESCRIPTION               VALUE
----------   ------------------------------  -----------
SHORT-TERM INVESTMENT -- 2.0%
$  620,491   Deutsche Bank Institutional
               Liquid A Fund...............  $   620,491
                                             -----------
             Total Short-Term Investment
               (Cost $620,491).............      620,491
                                             -----------
             Total Investments
               (Cost $34,543,491)...  98.3%   30,927,899
                                             -----------
             Other assets in excess
               of liabilities.......   1.7%      529,296
                                             -----------
             Total Net Assets....... 100.0%  $31,457,195
                                             ===========

---------------

(a) Represents non-income producing securities.

                       See notes to financial statements.

--------------------------------------------------------------------------------

ALPINE MUTUAL FUNDS
ALPINE DYNAMIC BALANCE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2002

 SHARES/                SECURITY               MARKET
PAR VALUE             DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS -- 73.6%
Communications -- 1.6%
    18,000   Verizon Communications
               Inc. .......................  $   679,680
                                             -----------
Conglomerate -- 3.3%
     2,000   3M Co. .......................      253,880
    20,000   General Electric Co. .........      505,000
    17,000   Honeywell International
               Inc. .......................      406,980
     4,000   Illinois Tool Works Inc. .....      245,600
                                             -----------
                                               1,411,460
                                             -----------
Construction -- Homebuilder -- 7.2%
    20,000   Centex Corp. .................      909,600
     8,000   KB HOME.......................      377,600
     1,200   NVR, Inc. (a).................      406,800
    20,000   Pulte Homes, Inc. ............      918,400
    20,000   Standard Pacific Corp. .......      485,600
                                             -----------
                                               3,098,000
                                             -----------
Consumer Products & Services -- 2.2%
    10,000   Colgate-Palmolive Co. ........      549,800
    28,000   RPM International, Inc. ......      421,680
                                             -----------
                                                 971,480
                                             -----------
Energy -- 3.2%
    15,000   ChevronTexaco Corp. ..........    1,014,450
    15,000   CONSOL Energy Inc. ...........      193,500
     5,000   Penn Virginia Corp. ..........      160,500
                                             -----------
                                               1,368,450
                                             -----------
Financial -- Banks -- 10.8%
    14,600   Bancorp Rhode Island, Inc. ...      323,390
    25,000   The Bank of New York Co.,
               Inc. .......................      650,000
     8,000   Comerica Inc. ................      349,280
    27,000   FleetBoston Financial
               Corp. ......................      631,530
    11,000   Golden West Financial
               Corp. ......................      759,660
    26,000   J.P. Morgan Chase & Co. ......      539,500
    11,000   PNC Financial Services
               Group.......................      447,260
     4,575   Rurban Financial Corp. .......       46,894
    15,000   State Street Corp. ...........      620,550
    10,000   Synovus Financial Corp. ......      204,900
     4,000   Taylor Capital Group, Inc.
               (a).........................       69,400
                                             -----------
                                               4,642,364
                                             -----------
Financial Services -- 10.7%
     8,000   Ambac Financial Group,
               Inc. .......................      494,400
    10,000   American Express Co. .........      363,700
    10,000   American International Group,
               Inc. .......................      625,500
     7,000   The Chubb Corp. ..............      394,870
    20,000   GATX Corp. ...................      401,000
    20,000   Household International,
               Inc. .......................      475,200
    30,000   Impac Mortgage Holdings,
               Inc. .......................      326,400
     9,000   Marsh & McLennan Companies,
               Inc. .......................      420,390
    33,000   MBNA Corp. ...................      670,230
     5,000   Merrill Lynch & Co., Inc. ....      189,750
     2,500   The Student Loan Corp. .......      238,000
                                             -----------
                                               4,599,440
                                             -----------

 SHARES/                SECURITY               MARKET
PAR VALUE             DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Information Technology -- 2.2%
    12,000   International Business
               Machines Corp...............  $   947,280
                                             -----------
Medical Equipment -- 1.5%
     5,000   Beckman Coulter, Inc. ........      139,250
    17,900   Guidant Corp. (a).............      529,303
                                             -----------
                                                 668,553
                                             -----------
Pharmaceutical -- 7.3%
    20,000   Bristol-Myers Squibb Co. .....      492,200
     9,000   Eli Lilly and Co. ............      499,500
    20,000   Johnson & Johnson.............    1,175,000
    15,000   Merck & Co., Inc. ............      813,600
     5,000   Pfizer Inc. ..................      158,850
                                             -----------
                                               3,139,150
                                             -----------
Publishing -- 0.9%
     6,000   McGraw-Hill Companies,
               Inc. .......................      387,000
                                             -----------
Real Estate -- 10.4%
    10,000   Boston Properties, Inc. ......      357,000
    38,000   Chelsea Property Group,
               Inc. .......................    1,236,900
    10,000   Developers Diversified Realty
               Corp. ......................      214,000
    10,000   Mack-Cali Realty Corp. .......      288,900
    70,000   MeriStar Hospitality Corp. ...      532,000
     8,000   Post Properties, Inc. ........      187,600
    56,500   Prime Group Realty Trust
               (a).........................      251,425
     8,000   Reckson Associates Realty
               Corp. ......................      162,480
    10,000   Simon Property Group, Inc. ...      341,500
     8,000   Town & Country Trust..........      155,280
    20,000   Vornado Realty Trust..........      735,000
                                             -----------
                                               4,462,085
                                             -----------
Retail -- 2.1%
    18,000   Ethan Allen Interiors Inc. ...      576,900
    11,000   The Home Depot, Inc. .........      317,680
                                             -----------
                                                 894,580
                                             -----------
Utilities -- 10.2%
    22,000   Allegheny Energy, Inc. .......      125,400
    25,000   American Electric Power Co.,
               Inc. .......................      641,000
    45,000   Aquila, Inc. .................      166,500
    25,000   Duke Energy Corp. ............      512,250
     5,000   Exelon Corp. .................      252,000
    10,000   FPL Group, Inc. ..............      589,800
     7,000   Hawaiian Electric Industries,
               Inc. .......................      335,090
    12,000   IDACORP, Inc..................      312,120
     3,000   Progress Energy, Inc. ........      125,160
     5,200   SJW Corp. ....................      414,700
    33,800   TECO Energy, Inc. ............      500,240
    10,000   TXU Corp. ....................      143,500
    25,550   Xcel Energy, Inc. ............      265,720
                                             -----------
                                               4,383,480
                                             -----------
             Total Common Stocks
               (Cost $36,069,951)..........   31,653,002
                                             -----------

                                   Continued
--------------------------------------------------------------------------------

ALPINE MUTUAL FUNDS
ALPINE DYNAMIC BALANCE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                OCTOBER 31, 2002

 SHARES/                SECURITY               MARKET
PAR VALUE             DESCRIPTION               VALUE
----------   ------------------------------  -----------
PREFERRED STOCKS -- 0.2%
     4,600   Southside Cap Trust II,
               8.750%, 12/31/30 Series.....  $    72,565
                                             -----------
             Total Preferred Stocks
               (Cost $70,910)..............       72,565
                                             -----------
BONDS AND NOTES -- 20.9%
U.S. Government Agencies -- 5.0%
$2,000,000   Federal National Mortgage
               Association 6.250%,
               05/15/29....................    2,156,012
                                             -----------
U.S. Government Obligations -- 15.9%
 5,000,000   U.S. Treasury Bond, 6.000%,
               02/15/26....................    5,591,410
 1,000,000   U.S. Treasury Bond, 7.250%,
               05/15/16....................    1,262,852
                                             -----------
                                               6,854,262
                                             -----------
             Total Bonds and Notes
               (Cost $8,363,980)...........    9,010,274
                                             -----------

 SHARES/                SECURITY               MARKET
PAR VALUE             DESCRIPTION               VALUE
----------   ------------------------------  -----------
SHORT-TERM INVESTMENT -- 2.4%
U.S. Government Agencies -- 2.4%
$1,030,000   Federal Home Loan Bank
               Discount Note, 1.521%,
               11/01/02....................  $ 1,030,000
                                             -----------
             Total Short-Term Investment
               (Cost $1,030,000)...........    1,030,000
                                             -----------
             Total Investments
               (Cost $45,534,841)...  97.1%   41,765,841
                                             -----------
             Other Assets in Excess
               of Liabilities.......   2.9%    1,261,473
                                             -----------
             Total Net Assets....... 100.0%  $43,027,314
                                             ===========

---------------

(a) Non-income producing securities.

                       See note to financial statements.

--------------------------------------------------------------------------------

ALPINE MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2002

                                               REALTY                           INTERNATIONAL     DYNAMIC
                                           INCOME & GROWTH   U.S. REAL ESTATE    REAL ESTATE      BALANCE
                                                FUND           EQUITY FUND       EQUITY FUND       FUND
                                           ---------------   ----------------   -------------   -----------
ASSETS:
  Investments, at value (cost
     $49,522,199, $38,619,845,
     $34,543,491 and $45,534,841,
     respectively).......................    $49,166,995       $ 38,415,788      $30,927,899    $41,765,841
  Cash...................................             --             74,352            1,791            326
  Dividends receivable...................         66,088             13,156           44,248         35,284
  Interest receivable....................              9                 --              481        154,823
  Receivable for capital shares issued...      1,000,878              2,600          290,050             --
  Receivable for investment securities
     sold................................        553,816            399,218          741,247      1,166,630
  Expense reimbursement by Advisor.......             --                 --               --         28,460
  Prepaid expenses and other assets......         16,615             24,760            8,330         14,659
                                             -----------       ------------      -----------    -----------
     Total assets........................     50,804,401         38,929,874       32,014,046     43,166,023
                                             -----------       ------------      -----------    -----------
LIABILITIES:
  Payable for investment securities
     purchased...........................        959,197            229,553          412,270         66,775
  Payable for capital shares redeemed....         76,302            191,074               --             --
  Accrued expenses and other liabilities:
     Investment advisory fees............         56,625             31,665           26,236             --
     Distribution fees...................             --              6,077               --             --
     Other...............................         62,040            114,267          118,345         71,934
                                             -----------       ------------      -----------    -----------
     Total liabilities...................      1,154,164            572,636          556,851        138,709
                                             -----------       ------------      -----------    -----------
NET ASSETS...............................    $49,650,237       $ 38,357,238      $31,457,195    $43,027,314
                                             ===========       ============      ===========    ===========
NET ASSETS REPRESENTED BY
  Capital Stock..........................    $49,843,972       $ 39,574,075      $34,956,771    $46,865,931
  Undistributed net investment income....             --             36,268          144,934        103,773
  Accumulated net realized gains (losses)
     from investments, short sales, and
     forward exchange transactions.......        161,469         (1,049,048)         (34,661)      (173,390)
  Net unrealized appreciation
     (depreciation) on:
     Investments.........................       (355,204)          (204,057)      (3,615,592)    (3,769,000)
     Foreign currencies..................             --                 --            5,743             --
                                             -----------       ------------      -----------    -----------
     TOTAL NET ASSETS....................    $49,650,237       $ 38,357,238      $31,457,195    $43,027,314
                                             ===========       ============      ===========    ===========
NET ASSET VALUE
  Class B Shares*
     Net assets..........................    $        --       $  2,274,646      $        --    $        --
     Shares of beneficial interest issued
       and outstanding...................             --            138,491               --             --
     Net asset value and offering price
       per share.........................    $        --       $      16.42      $        --    $        --
  Class Y Shares
     Net assets..........................    $49,650,237       $ 36,082,592      $31,457,195    $43,027,314
     Shares of beneficial interest issued
       and outstanding...................      3,664,418          2,057,999        2,278,405      4,692,252
     Net asset value, offering price and
       redemption price per share........    $     13.55       $      17.53      $     13.81    $      9.17

---------------

* Class B shares are subject to a Contingent Deferred Sales Charge ("CDSC") on redemptions of shares made within six years of purchase. The applicable CDSC is equal to a percentage of the lesser of the net asset value per share ("NAV") at the date of the original purchase or at the date of redemption with a maximum of 5.00%.
                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                            STATEMENTS OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2002

                                               REALTY                           INTERNATIONAL     DYNAMIC
                                           INCOME & GROWTH   U.S. REAL ESTATE    REAL ESTATE      BALANCE
                                                FUND           EQUITY FUND       EQUITY FUND       FUND
                                           ---------------   ----------------   -------------   -----------
INVESTMENT INCOME:
  Interest income........................    $   48,152         $   27,031       $   27,776     $   803,671
  Dividend income (net of foreign
     withholding tax of $0, $227,
     $129,697, and $0, respectively).....     1,542,533            715,784          835,297         807,242
                                             ----------         ----------       ----------     -----------
     Total investment income.............     1,590,685            742,815          863,073       1,610,913
                                             ----------         ----------       ----------     -----------
EXPENSES:
  Investment advisory fees...............       224,886            395,344          329,229         423,848
  Administration fees....................        18,472             58,329           49,523          26,900
  Distribution fees -- Class B...........            19             18,876              192              --
  Shareholder service fees -- Class B....             6              6,292               64              --
  Fund accounting fees...................        18,626             11,503           25,335          30,050
  Audit fees.............................        22,223             27,925           23,363          29,160
  Custodian fees.........................         9,252             43,314           17,441          11,250
  Interest expense.......................           312                 13            1,365              --
  Legal fees.............................        12,868             47,106           42,736          30,620
  Registration and filing fees...........        15,892             26,037           33,513          27,000
  Printing fees..........................         8,904             22,593           17,135          13,000
  Transfer agent fees....................        11,891             27,579           33,098          35,995
  Trustee fees...........................         2,379              7,847            6,130           5,250
  Other fees.............................         5,543             13,789           15,516           2,875
                                             ----------         ----------       ----------     -----------
Total expenses before expense
  reimbursement by Adviser...............       351,273            706,547          594,640         635,948
  Less: Reimbursement by Adviser.........       (23,505)                --               --         (63,753)
                                             ----------         ----------       ----------     -----------
       Net expenses......................       327,768            706,547          594,640         572,195
                                             ----------         ----------       ----------     -----------
Net investment income....................     1,262,917             36,268          268,433       1,038,718
                                             ----------         ----------       ----------     -----------
REALIZED/UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on:
     Long transactions...................       321,998          2,747,063          687,777        (173,726)
     Short transactions..................          (828)           224,001               --              --
     Option contracts expired or
       closed............................            --                 --           41,877              --
     Foreign currencies..................            --                 --           83,831              --
                                             ----------         ----------       ----------     -----------
     Net realized gain...................       321,170          2,971,064          813,485        (173,726)
                                             ----------         ----------       ----------     -----------
  Change in unrealized
     appreciation/depreciation from:
     Long transactions...................    (1,096,795)         1,974,688        1,861,837      (3,970,490)
     Foreign currencies..................            --                 --           26,670              --
     Forward currency exchange
       contracts.........................            --                 --          (25,772)             --
                                             ----------         ----------       ----------     -----------
     Net change in unrealized
       appreciation/depreciation.........    (1,096,795)         1,974,688        1,862,735      (3,970,490)
                                             ----------         ----------       ----------     -----------
Net realized/unrealized gains (losses) on
  investments............................      (775,625)         4,945,752        2,676,220      (4,144,216)
                                             ----------         ----------       ----------     -----------
Change in net assets resulting from
  operations.............................    $  487,292         $4,982,020       $2,944,653     $(3,105,498)
                                             ==========         ==========       ==========     ===========

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                    REALTY INCOME & GROWTH FUND                      U.S. REAL ESTATE EQUITY FUND
                                -----------------------------------   -----------------------------------------------------------
                                   YEAR ENDED         YEAR ENDED         YEAR ENDED         PERIOD ENDED           YEAR ENDED
                                OCTOBER 31, 2002   OCTOBER 31, 2001   OCTOBER 31, 2002   OCTOBER 31, 2001(A)   SEPTEMBER 30, 2001
                                ----------------   ----------------   ----------------   -------------------   ------------------
OPERATIONS:
  Net investment income
    (loss).....................   $ 1,262,917         $  380,854        $    36,268          $    (7,876)         $   (82,029)
  Net realized gain (loss) on:
    Long transactions..........       321,998            204,194          2,747,063              361,605            2,518,824
    Short transactions.........          (828)                --            224,001                   --                   --
  Change in unrealized
    appreciation/depreciation
    on investments.............    (1,096,795)           240,146          1,974,688             (412,841)          (2,586,981)
                                  -----------         ----------        -----------          -----------          -----------
  Change in net assets
    resulting from
    operations.................       487,292            825,194          4,982,020              (59,112)            (150,186)
                                  -----------         ----------        -----------          -----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions to Class A
    Shareholders:
    From net investment
      income...................            --               (533)                --                   --                   --
  Distributions to Class B
    Shareholders:
    From net investment
      income...................          (160)              (315)                --                   --                   --
    From net realized gains on
      investments..............           (30)                --                 --                   --                   --
  Distributions to Class Y
    Shareholders:
    From net investment
      income...................    (1,437,313)          (525,767)                --                   --                   --
    From net realized gains on
      investments..............       (43,548)                --                 --                   --                   --
                                  -----------         ----------        -----------          -----------          -----------
  Change in net assets
    resulting from
    distributions to
    shareholders...............    (1,481,051)          (526,615)                --                   --                   --
                                  -----------         ----------        -----------          -----------          -----------
SHARES OF BENEFICIAL INTEREST
  TRANSACTIONS:
  Proceeds from shares sold....    63,721,201            297,353         72,614,405               47,458            5,042,844
  Proceeds from shares issued
    in connection with exchange
    from Class A...............            --             17,063                 --                   --            4,789,939
  Dividends reinvested.........     1,156,597            310,669                 --                   --                   --
  Cost of shares redeemed......   (22,290,358)          (122,373)       (60,628,063)            (331,185)          (5,344,739)
  Cost of shares redeemed in
    connection with exchange to
    Class Y....................            --            (17,063)                --                   --           (4,789,939)
                                  -----------         ----------        -----------          -----------          -----------
  Change in net assets from
    shares of beneficial
    interest transactions......    42,587,440            485,649         11,986,342             (283,727)            (301,895)
                                  -----------         ----------        -----------          -----------          -----------
      Total change in net
         assets................    41,593,681            784,228         16,968,362             (342,839)            (452,081)
NET ASSETS:
  Beginning of period..........     8,056,556          7,272,328         21,388,876           21,731,715           22,183,796
                                  -----------         ----------        -----------          -----------          -----------
  End of period*...............   $49,650,237         $8,056,556        $38,357,238          $21,388,876          $21,731,715
                                  ===========         ==========        ===========          ===========          ===========
* Including undistributed net
  investment income of.........   $        --         $       --        $    36,268          $        --          $        --
                                  ===========         ==========        ===========          ===========          ===========

---------------

(a) For the period from October 1, 2001 to October 31, 2001.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                   INTERNATIONAL REAL ESTATE
                                                                          EQUITY FUND
                                                              -----------------------------------
                                                                 YEAR ENDED         YEAR ENDED
                                                              OCTOBER 31, 2002   OCTOBER 31, 2001
                                                              ----------------   ----------------
OPERATIONS:
  Net investment income (loss)..............................    $    268,433       $       (613)
  Net realized gain on:
     Long transactions......................................         687,777            674,636
     Option contracts expired or closed.....................          41,877                 --
     Foreign currencies.....................................          83,831                 --
  Net change in unrealized appreciation/depreciation on:
     Long transactions......................................       1,861,837         (1,310,244)
     Foreign currencies.....................................          26,670                 --
     Forward currency exchange transactions.................         (25,772)                --
                                                                ------------       ------------
  Change in net assets resulting from operations............       2,944,653           (636,221)
                                                                ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions to Class B Shareholders:
     From net investment income.............................            (106)                --
  Distributions to Class Y Shareholders:
     From net investment income.............................        (517,646)                --
                                                                ------------       ------------
  Change in net assets resulting from distributions to
     shareholders...........................................        (517,752)                --
                                                                ------------       ------------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
  Proceeds from shares sold.................................      71,055,781         12,533,907
  Proceeds from shares issued in connection with exchange
     from Class A...........................................              --            143,591
  Dividends reinvested......................................         492,255                 --
  Cost of shares redeemed...................................     (67,924,065)       (16,345,314)
  Cost of shares redeemed in connection with exchange to
     Class Y................................................              --           (143,591)
                                                                ------------       ------------
  Change in net assets from shares of beneficial interest
     transactions...........................................       3,623,971         (3,811,407)
                                                                ------------       ------------
       Total change in net assets...........................       6,050,872         (4,447,628)
NET ASSETS:
  Beginning of period.......................................      25,406,323         29,853,951
                                                                ------------       ------------
  End of period*............................................      31,457,195         25,406,323
                                                                ============       ============
* Including undistributed net investment income of..........    $    144,934       $    310,422
                                                                ============       ============

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                       DYNAMIC BALANCE FUND
                                                              --------------------------------------
                                                                 YEAR ENDED         PERIOD ENDED
                                                              OCTOBER 31, 2002   OCTOBER 31, 2001(A)
                                                              ----------------   -------------------
OPERATIONS:
  Net investment income.....................................    $ 1,038,718          $   337,288
  Net realized gain on investments..........................       (173,726)              51,210
  Change in unrealized appreciation/depreciation on
     investments............................................     (3,970,490)             201,489
                                                                -----------          -----------
  Change in net assets resulting from operations............     (3,105,498)             589,987
                                                                -----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions to Shareholders:
     From net investment income.............................     (1,039,037)            (232,852)
     From net realized gains on investments.................        (51,211)                  --
                                                                -----------          -----------
  Change in net assets resulting from distributions to
     shareholders...........................................     (1,090,248)            (232,852)
                                                                -----------          -----------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
  Proceeds from shares sold.................................      8,042,889           37,676,213
  Dividends reinvested......................................      1,009,991              222,153
  Cost of shares redeemed...................................        (33,178)             (52,143)
                                                                -----------          -----------
  Change in net assets from shares of beneficial interest
     transactions...........................................      9,019,702           37,846,223
                                                                -----------          -----------
       Total change in net assets...........................      4,823,956           38,203,358
NET ASSETS:
  Beginning of period.......................................     38,203,358                   --
                                                                -----------          -----------
  End of period*............................................    $43,027,314          $38,203,358
                                                                ===========          ===========
* Including undistributed net investment income of..........    $   103,773          $   104,436
                                                                ===========          ===========

---------------

(a) For the period from June 7, 2001 (commencement of operations) to October 31, 2001.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2002

1.   ORGANIZATION:

     Alpine Equity Trust (the "Equity Trust") was organized in 1988 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Alpine Series Trust (the "Series Trust") was organized in 2001 as a Delaware Business Trust, and is registered under the 1940 Act, as an open-end management investment company. Alpine Realty Income & Growth Fund, Alpine U.S. Real Estate Equity Fund, and Alpine International Real Estate Equity Fund are three separate funds of the Equity Trust and Alpine Dynamic Balance Fund is a separate Fund of the Series Trust (individually referred to as a "Fund" and collectively, "the Funds"). Alpine U.S. Real Estate Equity Fund, Alpine International Real Estate Equity Fund and Alpine Dynamic Balance Fund are diversified funds. Alpine Realty Income & Growth is a non-diversified fund. Alpine Management & Research, LLC (the "Adviser") is a Delaware Corporation and serves as an investment manager to the Funds. The Funds currently offer Class Y shares for sale to investors. During the year, the Realty Income & Growth Fund and the International Real Estate Equity Fund closed and liquidated the Class B share classes. The U.S. Real Estate Equity Fund offers both Class Y and Class B shares, however the Class B shares are not currently offered except in connection with the reinvestment of dividends and other distributions. Class B shares purchased after January 1, 1997 will automatically convert to Class Y (formerly Class A) shares after seven years from date of purchase.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

     A. VALUATION OF SECURITIES:

     The Funds value securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") National List at the last quoted sale price at the end of each business day or, if no sale, at the mean of closing bid and asked price. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. Securities for which accurate quotations are not available or market quotations are not readily available, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

     B. REPURCHASE AGREEMENTS:

     The Funds may invest in repurchase agreements. A custodian holds securities pledged as collateral for repurchase agreements on the Funds' behalf. The Funds monitor the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Funds will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

                                   Continued

ALPINE MUTUAL FUNDS

                                OCTOBER 31, 2002

     C. SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Securities transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

     D. SHORT SALE TRANSACTIONS:

     The Funds are authorized to engage in short selling. Short sales are transactions in which the Funds sell a security they do not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Funds must borrow the security to deliver to the buyer when effecting a short sale. The Funds then are obligated to replace the security borrowed by purchasing it in the open market at some later date. When a fund sells a security short, an amount equal to the sales proceeds is included in the Statement of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the security declines in the value between those dates. The Funds are also at risk of incurring dividend expense if the issuer of the security that has been sold short declares a dividend. The Funds must pay the dividend to the lender of the security.

     All short sales must be fully collateralized. Accordingly, the Funds maintain the collateral in a segregated account with their custodian, consisting of cash and/or liquid securities sufficient to collateralize their obligations on short positions. As of October 31, 2002, there are no outstanding positions of securities sold short.

     E. FINANCING AGREEMENT:

     The Realty Income & Growth Fund, U.S. Real Estate Equity Fund and International Real Estate Equity Fund entered into a secured committed revolving line of credit (the "Committed Line") with State Street Bank and Trust Company (the "Bank"). Under this agreement, the Bank provided a $5,000,000 Committed Line. Borrowings under this agreement incurred interest at 0.50% per annum above the Bank's overnight federal funds rate. A commitment fee of 0.10% per annum was incurred on the unused portion of the Committed Line. The agreement was terminated April 1, 2002. The Realty Income & Growth Fund, U.S. Real Estate Equity Fund, and International Real Estate Equity Fund incurred interest expense under the terms of the Committed Line totaling $312; $13; and $1,365, respectively, for the year ended October 31, 2002.

     F. FEDERAL TAXES:

     It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded.

     Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments. Where available, the Funds will file for claims on foreign taxes withheld.

                                   Continued

ALPINE MUTUAL FUNDS

                                OCTOBER 31, 2002

     G. DIVIDENDS AND DISTRIBUTIONS:

     The Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any, annually to their shareholders in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as a return of capital.

     H. CLASS ALLOCATIONS:

     Income, expenses (other than class specific expenses) and realized and unrealized gains and losses of each Fund are allocated among the classes of that Fund based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to those incurred under the Distribution Plans for Class B shares.

     I. FOREIGN EXCHANGE TRANSACTIONS:

     The Realty Income & Growth Fund and U.S. Real Estate Equity Fund may invest up to 35% and 15%, respectively, of the value of their total assets in foreign securities. The books and records of the Funds are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statement of Operations:

        i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

        ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

     Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

     J. RISK ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES:

     Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

     Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in

                                   Continued

ALPINE MUTUAL FUNDS

                                OCTOBER 31, 2002

     a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

     K. FORWARD CURRENCY CONTRACTS:

     A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by the Funds as unrealized appreciation or depreciation. When the forward is closed, the Funds record a realized gain or loss equal to the fluctuation in value during the period the forward was open. The Funds could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

3.   CAPITAL SHARE TRANSACTIONS:

     The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

     REALTY INCOME & GROWTH FUND

                                                                  YEAR ENDED               YEAR ENDED
                                                               OCTOBER 31, 2002         OCTOBER 31, 2001
                                                           -------------------------   ------------------
                                                             SHARES        AMOUNT      SHARES    AMOUNT
                                                           ----------   ------------   ------   ---------
    CLASS A
      Shares sold........................................          --   $         --      366   $   4,492
      Shares issued in reinvestment of dividends.........          --             --       42         495
      Shares redeemed in connection with exchange to
         Class Y.........................................          --             --   (1,464)    (17,063)
                                                           ----------   ------------   ------   ---------
      Net change.........................................          --             --   (1,056)    (12,076)
                                                           ----------   ------------   ------   ---------
    CLASS B
      Shares issued in reinvestment of dividends.........           4            164       22         263
      Shares redeemed....................................        (465)        (6,588)      --          --
                                                           ----------   ------------   ------   ---------
      Net change.........................................        (461)        (6,424)      22         263
                                                           ----------   ------------   ------   ---------
    CLASS Y
      Shares sold........................................   4,528,685     63,721,201   23,228     292,861
      Shares issued in connection with exchange from
         Class A.........................................          --             --    1,464      17,063
      Shares issued in reinvestment of dividends.........      83,115      1,156,433   25,720     309,911
      Shares redeemed....................................  (1,622,838)   (22,283,770)  (9,700)   (122,373)
                                                           ----------   ------------   ------   ---------
      Net change.........................................   2,988,962     42,593,864   40,712     497,462
                                                           ----------   ------------   ------   ---------
      Total net change...................................   2,988,501   $ 42,587,440   39,678   $ 485,649
                                                           ==========   ============   ======   =========

                                   Continued

ALPINE MUTUAL FUNDS

                                OCTOBER 31, 2002

     U.S. REAL ESTATE EQUITY FUND

                                                YEAR ENDED              PERIOD ENDED             YEAR ENDED
                                             OCTOBER 31, 2002        OCTOBER 31, 2001(A)     SEPTEMBER 30, 2001
                                         -------------------------   -------------------   ----------------------
                                           SHARES        AMOUNT      SHARES     AMOUNT      SHARES      AMOUNT
                                         ----------   ------------   -------   ---------   --------   -----------
    CLASS A
      Shares sold......................          --   $         --        --   $      --        152   $     2,149
      Shares redeemed in connection
         with exchange to Class Y......          --             --        --          --   (121,459)   (4,789,939)
      Shares redeemed..................          --             --        --          --    (25,053)     (319,283)
                                         ----------   ------------   -------   ---------   --------   -----------
      Net change.......................          --             --        --          --   (146,360)   (5,107,073)
                                         ----------   ------------   -------   ---------   --------   -----------
    CLASS B
      Shares sold......................          --             --        --          --      1,381        19,225
      Shares issued in reinvestment of
         dividends.....................          --             --      (536)     (6,838)   (19,880)     (272,603)
      Shares redeemed..................     (24,199)      (192,673)       --          --         --            --
                                         ----------   ------------   -------   ---------   --------   -----------
      Net change.......................     (24,199)      (192,673)     (536)     (6,838)   (18,499)     (253,378)
                                         ----------   ------------   -------   ---------   --------   -----------
    CLASS Y
      Shares sold......................   3,839,812     72,614,405     3,457      47,458    334,399     5,021,470
      Shares issued in connection with
         exchange from Class A.........          --             --        --          --    119,497     4,789,939
      Shares redeemed..................  (3,208,482)   (60,435,390)  (23,980)   (324,347)  (328,014)   (4,752,853)
                                         ----------   ------------   -------   ---------   --------   -----------
      Net change.......................     631,330     12,179,015   (20,523)   (276,889)   125,882     5,058,556
                                         ----------   ------------   -------   ---------   --------   -----------
      Total net change.................     607,131   $ 11,986,342   (21,059)  $(283,727)   (38,977)  $  (301,895)
                                         ==========   ============   =======   =========   ========   ===========

---------------

     (a) For the period from October 1, 2001 to October 31, 2001.

     INTERNATIONAL REAL ESTATE EQUITY FUND

                                                  YEAR ENDED                  YEAR ENDED
                                               OCTOBER 31, 2002            OCTOBER 31, 2001
                                           -------------------------   -------------------------
                                             SHARES        AMOUNT        SHARES        AMOUNT
                                           ----------   ------------   ----------   ------------

     CLASS A
       Shares sold.......................          --   $         --           33   $        476
       Shares redeemed in connection with
          exchange to Class Y............          --             --      (11,690)      (143,591)
       Shares redeemed...................          --             --       (1,049)       (14,641)
                                           ----------   ------------   ----------   ------------
       Net change........................          --             --      (12,706)      (157,756)
                                           ----------   ------------   ----------   ------------
     CLASS B
       Shares sold.......................          --             --           39            502
       Shares issued in connection with
          reinvestment of dividends......           6             73           --             --
       Shares redeemed...................      (5,312)       (73,074)      (4,017)       (50,228)
                                           ----------   ------------   ----------   ------------
       Net change........................      (5,306)       (73,001)      (3,978)       (49,726)
                                           ----------   ------------   ----------   ------------

                                   Continued

ALPINE MUTUAL FUNDS

                                OCTOBER 31, 2002

                                                  YEAR ENDED                  YEAR ENDED
                                               OCTOBER 31, 2002            OCTOBER 31, 2001
                                           -------------------------   -------------------------
                                             SHARES        AMOUNT        SHARES        AMOUNT
                                           ----------   ------------   ----------   ------------
     CLASS Y
       Shares sold.......................   4,873,950     71,055,781      916,781     12,532,929
       Shares issued in connection with
          exchange from Class A..........          --             --       11,610        143,591
       Shares issued in reinvestment of
          dividends......................      37,860        492,182           --             --
       Shares redeemed...................  (4,686,848)   (67,850,991)  (1,199,179)   (16,280,445)
                                           ----------   ------------   ----------   ------------
       Net change........................     224,962      3,696,972     (270,788)    (3,603,925)
                                           ----------   ------------   ----------   ------------
       Total net change..................     219,656   $  3,623,971     (287,472)  $ (3,811,407)
                                           ==========   ============   ==========   ============

     DYNAMIC BALANCE FUND

                                                  YEAR ENDED                 PERIOD ENDED
                                               OCTOBER 31, 2002           OCTOBER 31, 2001(A)
                                           -------------------------   -------------------------
                                             SHARES        AMOUNT        SHARES        AMOUNT
                                           ----------   ------------   ----------   ------------
     Shares sold.........................   810,279      $8,042,889    3,766,514    $37,676,213
     Shares issued in reinvestment of
       dividends.........................   101,490       1,009,991       22,669        222,153
     Shares redeemed.....................    (3,491)        (33,178)      (5,209)       (52,143)
                                            -------      ----------    ---------    -----------
     Total net change....................   908,278      $9,019,702    3,783,974    $37,846,223
                                            =======      ==========    =========    ===========

---------------

     (a) For the period from June 7, 2001 (Commencement of Operations) to October 31, 2001.

4.   PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2002 are as follows:

                                                             U.S. GOVERNMENT   U.S. GOVERNMENT
                                 PURCHASES        SALES         PURCHASES           SALES
                                -----------    -----------   ---------------   ---------------
Realty Income & Growth Fund...  $50,646,177    $17,090,791             --                 --
U.S. Real Estate Equity
  Fund........................   56,081,708     43,346,419             --                 --
International Real Estate
  Equity Fund.................   17,499,557     14,604,929             --                 --
Dynamic Balance Fund..........   30,154,756      5,378,991     $8,983,188        $10,182,463

5.   DISTRIBUTION PLANS:

     BISYS Fund Services LP ("BISYS LP"), a wholly-owned subsidiary of The BISYS Group, Inc., served as distributor of the Realty Income & Growth Fund, U.S. Real Estate Equity Fund, and International Real Estate Equity Fund until March 31, 2002. Quasar Distributors, LLC ("Quasar") has served as distributor of the Realty Income & Growth Fund, U.S. Real Estate Equity Fund and International Real Estate Equity Fund since April 1, 2002 and as distributor for the Dynamic Balance Fund since the Fund's inception. The Realty Income & Growth Fund, U.S. Real Estate Equity Fund and International Real Estate Equity Fund have adopted distribution plans (the "Plans") for their Class B shares as

                                   Continued

ALPINE MUTUAL FUNDS

                                OCTOBER 31, 2002

     allowed by Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution and servicing of their shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Funds' average daily net assets for distribution fees and up to 0.75% of the Funds' average daily net assets for shareholder servicing fees. Amounts paid under the plans by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of shares of the Funds, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Funds incurred $25, $25,168 and $256, respectively pursuant to the plans for the year ended October 31, 2002.

     The plans for the Realty Income & Growth Fund and the International Real Estate Equity Fund were terminated as of March 31, 2002 due to the closure and liquidation of these Funds' Class B Shares. The plan for the U.S. Real Estate Equity Fund may be terminated at any time by vote of the Trustees of the Equity Trust who are not "interested persons" as defined by the 1940 Act of the Equity Trust, or by vote of a majority of the outstanding voting shares of the respective class.

6.   INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS:

     Alpine Management & Research, LLC ("Alpine") provides investment advisory services to the Funds. Pursuant to the investment adviser's agreement with the U.S. Real Estate Equity Fund and Realty Income & Growth Fund, Alpine is entitled to an annual fee based on the Funds' average daily net assets, in accordance with the following schedule:

First $750 million....................................  1.00%
Next $250 million.....................................  0.90%
Over $1 billion.......................................  0.80%

     Alpine is entitled to an annual fee based on 1.00% of each Fund's average daily net assets for the International Real Estate Equity Fund and Dynamic Balance Fund.

     During the year, Alpine had entered into a sub-advisory agreement with Saxon Woods Advisors, LLC (the "Sub-Adviser") to obtain the Sub-Adviser's assistance in managing the Dynamic Balance Fund's investment portfolio. The Dynamic Balance Fund's investment portfolio was managed by personnel of the Adviser and the Sub-Adviser. There was no additional charge to the Fund for the services provided by the Sub-Adviser. The Adviser paid the Sub-Adviser a monthly fee computed at the annual rate of 0.65% of the average daily net assets of the Dynamic Balance Fund. Effective October 31, 2002, the sub-advisory agreement was terminated.

     The Adviser agreed to reimburse the Realty Income & Growth Fund and the Dynamic Balance Fund to the extent necessary to ensure that the Funds' total operating expenses (excluding interest, brokerage commissions and extraordinary expenses) did not exceed 1.50% and 1.35% of the Funds' average daily net assets, respectively. The Adviser may recover from the Dynamic Balance Fund the expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. For the year ending October 31, 2002, the Adviser waived investment advisory fees totaling $23,505 and $63,753, for the Realty Income & Growth Fund and the Dynamic Balance Fund, respectively.

                                   Continued

ALPINE MUTUAL FUNDS

                                OCTOBER 31, 2002

     Reimbursed/absorbed expenses subject to potential recovery by year of expiration are as follows:

YEAR OF EXPIRATION  DYNAMIC BALANCE FUND
------------------  --------------------
     10/31/04             $ 6,253
     10/31/05             $63,753

7.   CONCENTRATION OF CREDIT RISK:

     The Funds invest a substantial portion of their assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Funds may be more affected by economic developments in the real estate industry than would a general equity fund.

8.   OTHER FEDERAL INCOME TAX INFORMATION:

     At October 31, 2002, gross unrealized appreciation and depreciation of investments, distributable ordinary income and long-term capital gains for federal income tax purposes were as follows:

                                    COST FOR      TAX BASIS      TAX BASIS      TAX BASIS NET                    DISTRIBUTABLE
                                     FEDERAL        GROSS          GROSS         UNREALIZED      DISTRIBUTABLE     LONG-TERM
                                   INCOME TAX     UNREALIZED     UNREALIZED     APPRECIATION       ORDINARY         CAPITAL
                                    PURPOSES     APPRECIATION   DEPRECIATION   (DEPRECIATION)       INCOME           GAINS
                                   -----------   ------------   ------------   ---------------   -------------   -------------
   Realty Income & Growth Fund...  $49,585,345    $2,184,456    $(2,602,806)     $  (418,350)      $  1,397        $223,218
   U.S. Real Estate Equity
     Fund........................   38,785,716     5,306,855     (5,676,783)        (369,928)        36,268              --
   International Real Estate
     Equity Fund.................   34,764,155     3,019,175     (6,855,431)      (3,836,256)       364,650              --
   Dynamic Balance Fund..........   45,553,033     2,746,333     (6,533,525)      (3,787,192)        89,543              --

     Any differences between the cost amount for book purposes and tax purposes is due to deferred wash sale losses, PFIC and REIT tax adjustments.

     The tax components of dividends and long-term capital gain distributions paid during the year ended October 31, 2002 and capital loss carryovers as of October 31, 2002 are as follows:

                                                                           LONG-TERM
                                                                            CAPITAL                         CAPITAL LOSS
                                                       ORDINARY INCOME       GAIN        NET CAPITAL LOSS    CARRYOVER
                                                          DIVIDENDS      DISTRIBUTIONS      CARRYOVER*       EXPIRATION
                                                       ---------------   -------------   ----------------   ------------
   Realty Income & Growth Fund.......................    $1,437,473         $43,578          $     --
   U.S. Real Estate Equity Fund......................            --              --           295,637         10/31/06
                                                                                              587,540         10/31/07
   International Real Estate Equity Fund.............       517,752              --            33,713         10/31/08
   Dynamic Balance Fund..............................     1,090,248              --           140,968         10/31/10

     --------------------

     * Capital gain distributions will resume in the future to the extent gains are realized to excess of the available carryforwards.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          REALTY INCOME & GROWTH FUND
                                                          -----------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                                          ------------------------------------       PERIOD ENDED
                                                                2002           2001      2000     OCTOBER 31, 1999(A)
                                                          ----------------    ------    ------    -------------------
CLASS Y SHARES
NET ASSET VALUE, BEGINNING OF PERIOD....................      $ 11.92         $11.43    $ 9.90          $10.00
                                                              -------         ------    ------          ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income.................................         0.76(c)        0.59      0.67            0.64(b)
  Net realized/unrealized gains (losses) on
    investments.........................................         1.74           0.71      1.77           (0.32)
                                                              -------         ------    ------          ------
  Total from investment operations......................         2.50           1.30      2.44            0.32
                                                              -------         ------    ------          ------
LESS DISTRIBUTIONS:
  Net investment income.................................        (0.81)         (0.81)    (0.88)          (0.42)
  Net realized gains on investments.....................        (0.06)            --     (0.01)             --
  Return of capital.....................................           --             --     (0.02)             --
                                                              -------         ------    ------          ------
  Total distributions...................................        (0.87)         (0.81)    (0.91)          (0.42)
                                                              -------         ------    ------          ------
NET ASSET VALUE, END OF PERIOD..........................      $ 13.55         $11.92    $11.43          $ 9.90
                                                              =======         ======    ======          ======
TOTAL RETURN............................................        21.21%         11.44%    25.72%           3.14%(d)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).....................      $49,650         $8,051    $7,255          $3,842
  Ratio of expenses to average net assets...............         1.46%          1.41%     1.49%           1.50%(e)
  Ratio of net investment income to average net
    assets..............................................         5.62%          4.68%     6.10%           7.76%(e)
  Ratio of expenses to average net assets (f)...........         1.57%          2.59%     3.10%           4.18%(e)
  Ratio of interest expense to average net assets.......         0.00%          0.11%     0.12%            N/A
  Portfolio turnover....................................           86%           149%      137%            159%

---------------

(a) For the period from December 29, 1998 (commencement of class operations) to October 31, 1999.

(b) Net investment income per share is calculated using average shares outstanding during the period.

(c) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(d) Not annualized.

(e) Annualized.

(f) During the periods, certain fees were waived or reimbursed. If such fee waivers or reimbursements had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   U.S. REAL ESTATE EQUITY FUND
                                          ------------------------------------------------------------------------------
                                                                                          YEAR ENDED SEPTEMBER 30,
                                             YEAR ENDED         PERIOD ENDED        ------------------------------------
                                          OCTOBER 31, 2002   OCTOBER 31, 2001(A)     2001      2000      1999      1998
                                          ----------------   -------------------    ------    ------    ------    ------
CLASS B SHARES
NET ASSET VALUE, BEGINNING OF PERIOD....       $12.75              $12.80           $12.89    $10.65    $12.12    $19.14
                                               ------              ------           ------    ------    ------    ------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)..........        (0.15)              (0.01)           (0.18)    (0.20)    (0.12)(b)  (0.05)(b)
  Net realized/unrealized gains (losses)
    on investments......................         3.82               (0.04)            0.09      2.44     (1.23)    (4.18)
                                               ------              ------           ------    ------    ------    ------
  Total from investment operations......         3.67               (0.05)           (0.09)     2.24     (1.35)    (4.23)
                                               ------              ------           ------    ------    ------    ------
LESS DISTRIBUTIONS:
  Net investment income.................           --                  --               --        --        --     (0.11)
  Net realized gains on investments.....           --                  --               --        --     (0.11)    (2.68)
  Return of capital.....................           --                  --               --        --     (0.01)       --
                                               ------              ------           ------    ------    ------    ------
  Total distributions...................         0.00                0.00               --        --     (0.12)    (2.79)
                                               ------              ------           ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD..........       $16.42              $12.75           $12.80    $12.89    $10.65    $12.12
                                               ======              ======           ======    ======    ======    ======
TOTAL RETURN (excludes redemption
  charges)..............................        28.78%              (0.39)%(c)       (0.70)%   20.92%   (11.28)%  (25.43)%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).....       $2,275              $2,075           $2,089    $2,343    $3,094    $6,352
  Ratio of expenses to average net
    assets..............................         2.72%               3.23%(d)         2.97%     3.66%     3.61%     2.70%
  Ratio of net investment loss to
    average net assets..................        (0.84)%             (1.33)%(d)       (1.23)%   (1.51)%   (0.96)%   (0.42)%
  Ratio of expenses to average net
    assets (e)..........................          N/A                3.46%(d)         3.16%     3.87%     3.61%     2.72%
  Ratio of interest expense to average
    net assets..........................         0.00%               0.03%(d)          N/A      0.30%      N/A       N/A
  Portfolio turnover (f)................          115%                 10%             151%      143%       77%      138%

---------------

(a) For the period from October 1, 2001 to October 31, 2001.

(b) Net investment income per share is calculated using average shares outstanding during the period.

(c) Not annualized.

(d) Annualized.

(e) During the periods, certain fees were waived or reimbursed. If such fee waivers or reimbursement had not occurred, the ratios would have been as indicated.

(f) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                U.S. REAL ESTATE EQUITY FUND
                                     -----------------------------------------------------------------------------------
                                                                                        YEAR ENDED SEPTEMBER 30,
                                        YEAR ENDED          PERIOD ENDED        ----------------------------------------
                                     OCTOBER 31, 2002    OCTOBER 31, 2001(A)     2001       2000       1999       1998
                                     ----------------    -------------------    -------    -------    -------    -------
CLASS Y SHARES
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................      $ 13.54               $ 13.57          $ 13.54    $ 11.07    $ 12.47    $ 19.49
                                         -------               -------          -------    -------    -------    -------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss).....         0.03                  0.00            (0.04)     (0.06)     (0.02)(b)    0.13(b)
  Net realized/unrealized gains
    (losses) on investments........         3.96                 (0.03)            0.07       2.53      (1.26)     (4.32)
                                         -------               -------          -------    -------    -------    -------
  Total from investment
    operations.....................         3.99                 (0.03)            0.03       2.47      (1.28)     (4.19)
                                         -------               -------          -------    -------    -------    -------
LESS DISTRIBUTIONS:
  Net investment income............           --                    --               --         --         --      (0.15)
  Net realized gains on
    investments....................           --                    --               --         --      (0.11)     (2.68)
  Return of capital................           --                    --               --         --      (0.01)        --
                                         -------               -------          -------    -------    -------    -------
  Total distributions..............           --                    --               --         --      (0.12)     (2.83)
                                         -------               -------          -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD.....      $ 17.53               $ 13.54          $ 13.57    $ 13.54    $ 11.07    $ 12.47
                                         =======               =======          =======    =======    =======    =======
TOTAL RETURN.......................        29.47%                (0.22)%(c)        0.22%     22.31%    (10.40)%   (24.69)%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)..........................      $36,083               $19,314          $19,643    $17,891    $17,405    $25,832
  Ratio of expenses to average net
    assets.........................         1.72%                 2.23%(d)         1.98%      2.57%      2.68%      1.70%
  Ratio of net investment income
    (loss) to average net assets...         0.16%                (0.33)%(d)       (0.25)%    (0.47)%    (0.19)%     0.58%
  Ratio of expenses to average net
    assets (e).....................          N/A                  2.46%(d)         2.16%      2.78%      2.68%      1.72%
  Ratio of interest expense to
    average net assets.............         0.00%                 0.03%(d)          N/A       0.30%       N/A        N/A
  Portfolio turnover (f)...........          115%                   10%             151%       143%        77%       138%

---------------

(a) For the period from October 1, 2001 to October 31, 2001.

(b) Net investment income per share is calculated using average shares outstanding during the period.

(c) Not annualized.

(d) Annualized.

(e) During the periods, certain fees were waved or reimbursed. If such fee waivers or reimbursements had not occurred, the ratios would have been as indicated.

(f) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     INTERNATIONAL REAL ESTATE EQUITY FUND
                                                              ---------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------
                                                               2002       2001       2000       1999       1998
                                                              -------    -------    -------    -------    -------
CLASS Y SHARES
NET ASSET VALUE, BEGINNING OF PERIOD........................  $ 12.34    $ 12.73    $ 13.23    $ 12.96    $ 12.97
                                                              -------    -------    -------    -------    -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)..............................     0.12(b)      --      (0.14)(a)    0.03(a)    0.01
  Net realized/unrealized gains (losses) on investments.....     1.60      (0.39)     (0.31)      0.25      (0.02)
                                                              -------    -------    -------    -------    -------
  Total from investment operations..........................     1.72      (0.39)     (0.45)      0.28      (0.01)
                                                              -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
  Net investment income.....................................    (0.25)        --      (0.04)     (0.01)        --
  Return of capital.........................................       --         --      (0.01)        --         --
                                                              -------    -------    -------    -------    -------
  Total distributions.......................................    (0.25)        --      (0.05)     (0.01)        --
                                                              -------    -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD..............................  $ 13.81    $ 12.34    $ 12.73    $ 13.23    $ 12.96
                                                              =======    =======    =======    =======    =======
TOTAL RETURN................................................    14.03%     (3.06)%    (3.42)%     2.19%     (0.08)%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................  $31,457    $25,344    $29,580    $33,097    $34,646
  Ratio of expenses to average net assets...................     1.81%      1.96%      2.40%      2.08%      1.78%
  Ratio of net investment income (loss) to average net
    assets..................................................     0.82%      0.00%     (1.08)%     0.24%      0.04%
  Ratio of expenses to average net assets (c)...............      N/A       2.14%      2.60%      2.08%      1.78%
  Ratio of interest expense to average net assets...........     0.00%      0.11%      0.33%       N/A        N/A
  Portfolio turnover........................................       48%        49%        72%        31%        82%

---------------

(a) Net investment income per share is calculated using average shares outstanding during the period.

(b) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(c) During the periods, certain fees were waived or reimbursed. If such fee waivers or reimbursements had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    ALPINE DYNAMIC BALANCE FUND
                                                              ---------------------------------------
                                                                 YEAR ENDED          PERIOD ENDED
                                                              OCTOBER 31, 2002    OCTOBER 31, 2001(A)
                                                              ----------------    -------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD........................      $ 10.10               $ 10.00
                                                                  -------               -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................................         0.24                  0.09
  Net realized/unrealized gains on investments..............        (0.91)                 0.07
                                                                  -------               -------
  Total from investment operations..........................        (0.67)                 0.16
                                                                  -------               -------
LESS DISTRIBUTIONS:
  Dividends from net investment income......................        (0.25)                (0.06)
  Net realized gains on investments.........................        (0.01)                   --
                                                                  -------               -------
  Total distributions.......................................        (0.26)                (0.06)
                                                                  -------               -------
NET ASSET VALUE, END OF PERIOD..............................      $  9.17               $ 10.10
                                                                  =======               =======
TOTAL RETURN................................................        (6.82)%                1.64%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................      $43,027               $38,203
  Ratio of expenses to average net assets...................         1.35%                 1.35%(c)
  Ratio of net investment income to average net assets......         2.45%                 2.55%(c)
  Ratio of expenses to average net assets (d)...............         1.50%                 1.40%(c)
  Ratio of interest expense to average net assets...........          N/A                   N/A
  Portfolio turnover........................................           42%                    9%

---------------

(a) For the period from June 7, 2001 (commencement of operations) to October 31, 2001.

(b) Not annualized.

(c) Annualized.

(d) During the periods, certain fees were waived or reimbursed. If such waivers or reimbursements had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Alpine Equity Trust and Alpine Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alpine Realty Income & Growth Fund, Alpine U.S. Real Estate Equity Fund, Alpine International Real Estate Equity Fund (three series constituting Alpine Equity Trust), and Alpine Dynamic Balance Fund (a series of Alpine Series Trust) (hereafter collectively referred to as the "Funds") at October 31, 2002, and the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
December 11, 2002

                             ADDITIONAL INFORMATION

INFORMATION ABOUT TRUSTEES AND OFFICERS

     The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and Officers of the Funds as of December 16, 2002 is set forth below. The SAI includes additional information about the Funds' Trustees and Officers and is available, without charge, upon request by calling 1-888-785-5578.

-------------------------------------------------------------------------------------------------------------------------
                                         TERM OF                                   # OF PORTFOLIOS IN  OTHER
                       POSITION(S)       OFFICE AND        PRINCIPAL               FUND COMPLEX        DIRECTORSHIPS
    NAME, ADDRESS AND  HELD WITH THE     LENGTH OF         OCCUPATION DURING       OVERSEEN BY         HELD BY TRUSTEE OR
    AGE                FUND              TIME SERVED       PAST FIVE YEARS         TRUSTEE OR OFFICER  OFFICER
-------------------------------------------------------------------------------------------------------------------------
    Samuel A. Lieber*  President,        Since Inception   CEO of Alpine                   4           None
    Age: 46            Portfolio                           Management & Research,
                       Manager, and                        LLC, 1998 to Present
                       Chairman of the
                       Board of
                       Trustees
-------------------------------------------------------------------------------------------------------------------------
    Robert W. Gadsden  Vice President    Since 1999        Portfolio Manager of            4           None
    Age: 46            and Portfolio                       the Alpine Realty
                       Manager                             Income & Growth Fund
                                                           and Senior Real Estate
                                                           Analyst, Alpine
                                                           Management & Research,
                                                           LLC, 1999 to Present;
                                                           Vice President,
                                                           Prudential Realty
                                                           Group, Prior to 1999
-------------------------------------------------------------------------------------------------------------------------
    Sheldon Flamm      Treasurer         Since 2002        CFO, Saxon Woods                4           None
    Age: 54                                                Advisors, LLC, 1999 to
                                                           Present; CFO Lieber &
                                                           Co. (a wholly-owned
                                                           subsidiary of First
                                                           Union National Bank),
                                                           1997 to 1999
-------------------------------------------------------------------------------------------------------------------------
    Oliver Sun         Treasurer         Since 2002        Controller of Alpine            4           None
    Age: 38                                                Management & Research,
                                                           LLC, 1998 to Present
-------------------------------------------------------------------------------------------------------------------------
    Laurence B.        Independent       Since 1998        Founder and President,          4           Trustee of
    Ashkin             Trustee                             Centrum Properties                          Evergreen Group of
    Age: 74                                                                                            Mutual Funds
-------------------------------------------------------------------------------------------------------------------------
    Donald Stone       Independent       Since 2002        Retired                         4           Vice Chairman,
    Age: 78            Trustee                                                                         White Plains
                                                                                                       Hospital Board;
                                                                                                       Board Member,
                                                                                                       White Plains
                                                                                                       Hospital Special
                                                                                                       Surgery Board;
                                                                                                       Board Member, Save
                                                                                                       the Children
-------------------------------------------------------------------------------------------------------------------------
    H. Guy Leibler     Independent       Since 1998        President, Skidmore,            4           Director and
    Age: 48            Trustee                             Owings, & Merrill LLP,                      Chairman, White
                                                           2001 to Present;                            Plains Hospital
                                                           President, Paitatus,                        Center; Founding
                                                           1997 to 1999                                Director,
                                                                                                       Stellaris Health
                                                                                                       Network
-------------------------------------------------------------------------------------------------------------------------

*Denotes a trustee who is an "interested person" as that term is defined in
Section 2 (a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

                                    TRUSTEES
                                Samuel A. Lieber
                               Laurence B. Ashkin
                                 H. Guy Leibler
                                  Donald Stone

                               INVESTMENT ADVISER
                      Alpine Management and Research, LLC
                        122 East 42nd Street, 37th floor
                              New York, NY  10168
                              www.alpinefunds.com

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, OH  45202

                                 SUB-CUSTODIAN
                                Deutsche Bank AG
                                 100 Plaza One
                             Jersey City, NJ  07311

                         TRANSFER AGENT & ADMINISTRATOR
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                                  ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                             100 East Broad Street
                              Columbus, OH  43215

                                 LEGAL COUNSEL
                            Schulte Roth & Zabel LLP
                                900 Third Avenue
                              New York, NY  10022


                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202



                                  ALPINE FUNDS
                        122 EAST 42ND STREET, 37TH FLOOR
                              NEW YORK, NY  10168
                                 (212) 687-5588


                                    (12/02)